As filed with the Securities and Exchange Commission on April 26, 2007

                           1933 Act File No. 33-56672
                           1940 Act File No. 811-7418

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No.              [ ]
                                    Post-Effective Amendment No. 34          [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]
                                Amendment No. 36


                          LEGG MASON GLOBAL TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

RICHARD M. WACHTERMAN, ESQ.                       ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                             Kirkpatrick & Lockhart Preston
100 Light Street                                  Gates Ellis LLP
Baltimore, Maryland 21202                         1601 K Street, N.W.
(Name and address of agent for service)           Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[X] on April 30, 2007, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(i)
[ ] on, pursuant to Rule 485(a)(i)
[ ] 75 days after filing pursuant to Rule 485(a)(ii)
[ ] on pursuant to Rule 485(a)(ii)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Legg Mason Global Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason International Equity Trust
Legg Mason Emerging Markets Trust
Part A - Primary Class, Institutional Class, Financial Intermediary Class and Class R Prospectus

Legg Mason Global Income Trust
Part A - Primary Class and Institutional Class Prospectus

Legg Mason Global Income Trust
Legg Mason International Equity Trust
Legg Mason Emerging Markets Trust
Part B - Statement of Additional Information
Primary Class, Institutional Class, Financial Intermediary Class and Class R Shares

Part C - Other Information

Signature Page

Exhibits

         Legg Mason Global Trust, Inc.

         Legg Mason International Equity Trust
         Legg Mason Emerging Markets Trust








                                   PROSPECTUS
                                   MAY 1, 2007

                                  PRIMARY CLASS
                                     CLASS R
                          FINANCIAL INTERMEDIARY CLASS
                               INSTITUTIONAL CLASS



                                      logo


The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Funds" on page 13 and "Distribution Plan" on page 20.



As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E  O F  C O N T E N T S
--------------------------------------------------------------------------------

About the funds:

 1       Investment objectives and policies

 5       Principal risks

 9       Performance

13       Fees and expenses of the funds

13       Primary Class fees and expenses

15       Class R fees and expenses

17       Financial Intermediary Class fees and expenses

19       Institutional Class fees and expenses

20       Distribution plan

22       Management



About your investment:
--------------------------------------------------------------------------------

24       Shareholder eligibility

27       How to invest

32       How to redeem your shares

36       Account policies

40       Services for investors

42       Distributions and taxes

44       Portfolio holdings disclosure policy

45       Financial highlights

LEGG MASON GLOBAL TRUST, INC.

[GRAPHIC] INVESTMENT OBJECTIVES AND POLICIES


Legg Mason Global Trust, Inc. ("Global Trust") offers three funds: Legg Mason International Equity Trust ("International Equity Trust"), Legg Mason Emerging Markets Trust ("Emerging Markets Trust") and Legg Mason Global Income Trust (which is offered through a separate prospectus). International Equity Trust and Emerging Markets Trust offer three classes of shares: Primary Class, Financial Intermediary Class and Institutional Class. In addition, International Equity Trust offers Class R shares. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution structures and different eligibility requirements for investing. (See "Fees and Expenses of the Funds" beginning on page 13 and "Shareholder Eligibility" beginning on page 24).

INTERNATIONAL EQUITY TRUST

Investment objective:  Maximum long-term total return.


Principal investment strategies:

Batterymarch Financial Management, Inc., the fund's adviser, currently intends to invest substantially all of the fund's assets in non-U.S. equity securities.

The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the fund's portfolio. The cornerstone of this process is a proprietary stock selection model that ranks more than 1,600 stocks in the fund's principal developed market investable universe by relative attractiveness on a daily basis. The quantitative factors within this model measure growth, value, changes in earnings expectations and technical indicators. Because the same quantitative factors are not effective across all markets due to individual region and sector characteristics, the adviser applies different factors to select the best stocks in each region and sector. The adviser runs the stock selection model and re-balances the portfolio daily, purchasing stocks ranked "buys" by the model and selling stocks ranked "sells." Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio re-balancing warrants.

Region and sector allocation is based on rankings generated by the adviser's proprietary region and sector models. The three largest regions are Europe (excluding the United Kingdom), the United Kingdom and Japan. Within each region, sectors are also rated for investment attractiveness. Both region and sector weights are controlled for risk management.

The fund may invest up to 35% of its total assets in emerging market securities. The adviser's investment strategy for the emerging markets portion of the fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that the adviser believes to have strong growth prospects and reasonable valuations. Selection is normally made from an investable universe of approximately 1,000 liquid stocks (also ranked on a daily basis by Batterymarch). Country allocation for the emerging markets portion of the portfolio also combines quantitative and fundamental approaches.

The fund's investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with the objective of maximum total return while managing risk. The adviser may also seek to enhance portfolio returns through active currency hedging strategies.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be comparable to investment grade. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

EMERGING MARKETS TRUST

Investment objective:  Long-term capital appreciation.

Principal investment strategies:

Batterymarch Financial Management, Inc., the fund's adviser, under normal circumstances will invest substantially all of the fund's net assets in equity securities and convertible securities of emerging market issuers.

The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable.

The emerging market countries in which the fund may invest include:
o Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.
o Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.
o Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.
o Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.


The fund is not restricted to investing in this list of countries. Other countries may be added to this list as opportunities develop. The adviser will not necessarily invest in all of these countries.

The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country.

The adviser's emerging markets investment strategy represents a unique combination of quantitative valuation disciplines and traditional fundamental analysis, used to select stocks from a universe of approximately 1,000 issues. The quantitative component of the strategy ranks stocks by their relative attractiveness on a daily basis. The adviser develops fundamental stock opinions through traditional "on-the-ground" research, including visits to companies. For markets where reliable data is available, this fundamental research is combined with tested quantitative analysis to identify for purchase stocks with strong growth prospects and reasonable valuations. For markets where sufficient reliable data is not yet available, the adviser relies on traditional fundamental research to identify stocks for purchase. Stocks are sold when the original reason for purchase no longer pertains, the fundamentals have deteriorated or portfolio rebalancing warrants. In determining country allocation, the adviser also merges quantitative and fundamental approaches.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market or economic situations, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities will be rated investment grade or, if unrated, will be determined by the adviser to be of comparable quality. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

Country or Geographic Region:

The adviser to Emerging Markets Trust considers a number of factors to determine whether an investment is tied to a particular country or region including: the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country or region; and whether the investment is exposed to the economic fortunes and risks of a particular country or region.

An issuer is considered by the adviser to be from an emerging markets country if such issuer meets one or more of the following criteria:

o Has a class of its securities listed in an emerging markets country;
o Is organized (i.e., is incorporated or otherwise formed) under the laws of, or has a principal office (i.e., is headquartered) in, an emerging markets country;
o Derives 50% or more or its total revenue from goods produced, sales made or services provided in one or more emerging markets countries; or
o Maintains 50% or more of its assets in one or more emerging markets countries.

                                    * * * * *


Each fund's investment objective is non-fundamental and may be changed by Global Trust's Board of Directors ("Board of Directors") without shareholder approval. Emerging Markets Trust may not change its policy to invest at least 80% of its net assets in securities of emerging markets (as further described above) and International Equity Trust may not change its policy to invest at least 80% of its net assets in equity securities, without providing shareholders at least 60 days' prior written notice.

[GRAPHIC] PRINCIPAL RISKS

In General:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

Market Risk:

International Equity Trust and Emerging Markets Trust invest primarily in equity securities. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole. A fund may experience a substantial or complete loss on an individual stock.

Foreign Securities:

Investments in securities of foreign issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of U.S. issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Some foreign governments have defaulted on principal and interest payments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for a fund to pursue its rights against a foreign government in that country's courts.

Emerging Markets:

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Because each of the funds may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

Currency Risk:

Because each of the funds invests significantly in securities denominated in foreign currencies, the funds may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The funds may, from time to time, hedge a portion of their currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases a fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.


Debt Securities:

International Equity Trust and Emerging Markets Trust may invest in debt securities to a limited extent.

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of a fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in a fund's holdings than they would be if a fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by a fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which a fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.


Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.

Investment Models:

The proprietary models used by the adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.


Portfolio Turnover:

Each fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

                                    * * * * *


Additional Risk Disclosure:

Funds of funds investments - International Equity Trust may be an investment option for other Legg Mason-advised mutual funds that are managed as "funds of funds" and 529 plans. As a result, from time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund-of funds' portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. The adviser may take such actions as it deems appropriate to minimize any adverse impact, considering the potential benefits of such investments to the fund and consistent with its obligations to the fund.

[GRAPHIC] PERFORMANCE

The information below provides an indication of the risks of investing in each fund by showing changes in its performance from year to year and by showing how each fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

                International Equity Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)(%) (a):


----------- ------------ ------------- -------------- --------------- --------------- ----------- ----------- ----------- ----------
   1997        1998          1999          2000            2001            2002          2003        2004        2005       2006
----------- ------------ ------------- -------------- --------------- --------------- ----------- ----------- ----------- ----------
----------- ------------ ------------- -------------- --------------- --------------- ----------- ----------- ----------- ----------
   1.76        8.49         20.58         (19.10)        (19.03)         (12.73)        39.82       20.86       19.11       26.39
----------- ------------ ------------- -------------- --------------- --------------- ----------- ----------- ----------- ----------


                       During the past ten calendar years:

----------------------------------- --------------------------------------- ---------------------------------------
                                                  Quarter Ended                          Total Return
----------------------------------- --------------------------------------- ---------------------------------------
----------------------------------- --------------------------------------- ---------------------------------------
Best quarter:                                     June 30, 2003                             18.15%
----------------------------------- --------------------------------------- ---------------------------------------
----------------------------------- --------------------------------------- ---------------------------------------
Worst quarter:                                  September 30, 1998                         (20.06)%
----------------------------------- --------------------------------------- ---------------------------------------

                          Average Annual Total Returns

         The table below shows the fund's average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Morgan Stanley Capital International Europe, Australasia and the Far East Index ("MSCI EAFE Index"), a market capitalization-weighted index of approximately 1,100 stocks traded in twenty countries around the world.

For the periods ended December 31, 2006:

---------------------------------------------- ----------------------- -------------------- ---------------------
International Equity Trust (b)                         1 Year                5 Years         10 Years (or Life
                                                                                                 of Class)
---------------------------------------------- ----------------------- -------------------- ---------------------
---------------------------------------------- ----------------------- -------------------- ---------------------
Primary Class Shares -
Return Before Taxes                                            26.39%               17.30%                 6.83%
Return After Taxes on Distributions (c)                        25.62%               17.11%                 6.39%
Return After Taxes on Distributions and
Sale of Fund Shares (c)                                        17.76%               15.23%                 5.78%
---------------------------------------------- ----------------------- -------------------- ---------------------
---------------------------------------------- ----------------------- -------------------- ---------------------
Financial Intermediary Class Shares -
Return Before Taxes                                            27.28%                  N/A            27.31% (d)
---------------------------------------------- ----------------------- -------------------- ---------------------
---------------------------------------------- ----------------------- -------------------- ---------------------
Institutional Class Shares -
Return Before Taxes                                            27.70%               18.46%             6.54% (e)
---------------------------------------------- ----------------------- -------------------- ---------------------
---------------------------------------------- ----------------------- -------------------- ---------------------
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)                                   26.34%               14.98%                 7.71%
---------------------------------------------- ----------------------- -------------------- ---------------------

(a) Total returns do not reflect the imposition of the 2.00% redemption fee.
(b) Class R shares of International Equity Trust began operations on December 28, 2006. As such, the class does not have a full calendar year of performance information to report. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Class R shares would differ from those of Primary Class shares only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns than Primary Class shares.
(c) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(d)        May 16, 2003 (commencement of operations) to December 31, 2006.
(e)        May 5, 1998 (commencement of operations) to December 31, 2006.

                  Emerging Markets Trust - Primary Class Shares

Year-by-year total return as of December 31 of each year (before taxes)(%) (a):


-------------- -------------- ------------- ------------- ----------- ------------- ------------ ----------- ----------- ----------
     1997           1998           1999          2000         2001         2002        2003          2004       2005        2006
-------------- -------------- ------------- ------------- ----------- ------------- ------------ ----------- ----------- ----------
-------------- -------------- ------------- ------------- ----------- ------------- ------------ ----------- ----------- ----------
    (6.18)         (29.34)        101.15       (30.35)        3.49       (14.29)       70.26        20.51       38.51       33.18
-------------- -------------- ------------- ------------- ----------- ------------- ------------ ----------- ----------- ----------

                       During the past ten calendar years:

------------------------- --------------------------------------------------- ---------------------------------------------------
                                            Quarter Ended                                        Total Return
------------------------- --------------------------------------------------- ---------------------------------------------------
------------------------- --------------------------------------------------- ---------------------------------------------------
Best quarter:                             December 31, 1999                                         39.72%
------------------------- --------------------------------------------------- ---------------------------------------------------
------------------------- --------------------------------------------------- ---------------------------------------------------
Worst quarter:                            September 30, 1998                                       (28.18)%
------------------------- --------------------------------------------------- ---------------------------------------------------

                          Average Annual Total Returns

         The table below shows the fund's average annual total returns before taxes for all classes that have been in operation for a full calendar year. In addition, returns after taxes are shown for Primary Class shares to illustrate the effect of federal taxes on fund returns. The table also shows returns before taxes for the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EM Free Index"), a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world.

For the periods ended December 31, 2006:

------------------------------------------------------------------- ------------------ --------------------- --------------------
                    Emerging Markets Trust (b)                           1 Year              5 Years          10 Years (or Life
                                                                                                                  of Class)
------------------------------------------------------------------- ------------------ --------------------- --------------------
------------------------------------------------------------------- ------------------ --------------------- --------------------
Primary Class Shares -
Return Before Taxes                                                            33.18%                26.54%               12.04%
Return After Taxes on Distributions (c)                                        29.43%                24.62%               11.18%
Return After Taxes on Distributions and Sale of Fund Shares (c)                23.28%                22.81%               10.40%
------------------------------------------------------------------- ------------------ --------------------- --------------------
------------------------------------------------------------------- ------------------ --------------------- --------------------
Institutional Class Shares -
Return Before Taxes                                                            34.52%                   N/A           46.40% (d)
------------------------------------------------------------------- ------------------ --------------------- --------------------
------------------------------------------------------------------- ------------------ --------------------- --------------------
MSCI EM Free Index (reflects no deduction for fees, expenses or
taxes)                                                                         32.59%                26.97%                9.40%
------------------------------------------------------------------- ------------------ --------------------- --------------------

(a) Total returns do not reflect the imposition of the 2.00% redemption fee.

(b) As of the date of the prospectus, the Financial Intermediary Class has not commenced operations. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Financial Intermediary Class shares would differ only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Primary Class shares.

(c) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other classes will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(d)        June 23, 2005 (commencement of operations) to December 31, 2006.

[GRAPHIC]  FEES AND EXPENSES OF THE FUNDS


The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.



                                  PRIMARY CLASS

----------------------------------------------------------------------------------------------------------------------

                                                  Shareholder Fees
                                          (fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ---------------------------------- -------------------------------
Primary Class Shares of:                                      International                       Emerging
                                                              Equity Trust                     Markets Trust
--------------------------------------------------- ---------------------------------- -------------------------------
--------------------------------------------------- ---------------------------------- -------------------------------
Sales Charge (Load) Imposed on Purchases                               None                             None
--------------------------------------------------- ---------------------------------- -------------------------------
--------------------------------------------------- ---------------------------------- -------------------------------
Sales Charge (Load) Imposed on Reinvested                              None                             None
Dividends
--------------------------------------------------- ---------------------------------- -------------------------------
--------------------------------------------------- ---------------------------------- -------------------------------
Redemption Fee                                                        2.00%*                           2.00%*
--------------------------------------------------- ---------------------------------- -------------------------------

* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

------------------------------------------------ --------------------------- ---------------------------
Primary Class Shares of:                         International Equity Trust    Emerging Markets Trust
------------------------------------------------ --------------------------- ---------------------------
------------------------------------------------ --------------------------- ---------------------------
Management Fees                                            0.75%                       1.00%
------------------------------------------------ --------------------------- ---------------------------
------------------------------------------------ --------------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                   1.00%                       1.00%
------------------------------------------------ --------------------------- ---------------------------
------------------------------------------------ --------------------------- ---------------------------
Other Expenses                                             0.25%                       0.38%
------------------------------------------------ --------------------------- ---------------------------
------------------------------------------------ --------------------------- ---------------------------
Total Annual Fund Operating Expenses (a)                   2.00%                       2.38%
------------------------------------------------ --------------------------- ---------------------------

(a) The manager currently intends to voluntarily waive fees or reimburse expenses so that Primary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Primary Class shares: for International Equity Trust, 2.10%; and for Emerging Markets Trust, 2.25%. These voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in Primary Class shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Primary Class shares of a fund, assuming (1) a 5% return each year, (2) Primary Class's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.


------------------------------ ------------------- ---------------------- ----------------------- -----------------------
Primary Class Shares of:             1 Year              3 Years                5 Years                 10 Years
------------------------------ ------------------- ---------------------- ----------------------- -----------------------
------------------------------ ------------------- ---------------------- ----------------------- -----------------------
International Equity Trust            $203                 $627                   $1,078                  $2,327
------------------------------ ------------------- ---------------------- ----------------------- -----------------------
------------------------------ ------------------- ---------------------- ----------------------- -----------------------
Emerging Markets Trust                $241                 $742                   $1,270                  $2,716
------------------------------ ------------------- ---------------------- ----------------------- -----------------------

                                     CLASS R

------------------------------------------------------------------------------------------
                                    Shareholder Fees
                            (fees paid directly from your investment)
------------------------------------------------------------------------------------------
------------------------------------------------------- ----------------------------------
Class R Shares of:                                                    International
                                                                       Equity Trust
------------------------------------------------------- ----------------------------------
------------------------------------------------------- ----------------------------------
Sales Charge (Load) Imposed on Purchases                                   None
------------------------------------------------------- ----------------------------------
------------------------------------------------------- ----------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                        None
------------------------------------------------------- ----------------------------------
------------------------------------------------------- ----------------------------------
Redemption Fee                                                            2.00%*
------------------------------------------------------- ----------------------------------

* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

---------------------------------------------------- ---------------------------
                                                     International Equity Trust
Class R Shares of:
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Management Fees                                                0.75%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Distribution and/or Service (12b-1) Fees (a)                   0.50%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Other Expenses (b)                                             0.34%
---------------------------------------------------- ---------------------------
---------------------------------------------------- ---------------------------
Total Annual Fund Operating Expenses (c)                       1.59%
---------------------------------------------------- ---------------------------

(a) The 12b-1 fee shown in the table reflects the amount at which the Board of Directors has currently limited payments under the fund's Class R Distribution Plan. Pursuant to the Distribution Plan, the Directors may authorize payment of up to 0.75% of the fund's Class R shares average net assets without shareholder approval.

(b) "Other Expenses" are projected for the current fiscal year; actual expenses may vary.

(c) The manager currently intends to voluntarily waive fees or reimburse expenses so that Class R operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.60% of International Equity Trust's average daily net assets attributable to Class R shares. This voluntary waiver is currently expected to continue until April 30, 2008, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in Class R shares of the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Class R shares of the fund, assuming (1) a 5% return each year, (2) Class R shares operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.

------------------------------- ------------------- ------------------- -------------------- -----------------------
Class R Shares of:                     1 Year              3 Years             5 Years              10 Years
------------------------------- ------------------- ------------------- -------------------- -----------------------
------------------------------- ------------------- ------------------- -------------------- -----------------------
International Equity Trust             $162                 $502                 $866                $1,889
------------------------------- ------------------- ------------------- -------------------- -----------------------

                          FINANCIAL INTERMEDIARY CLASS

-------------------------------------------------------------------------------------------------------------------------
                                                    Shareholder Fees
                                            (fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- -----------------------------------
Financial Intermediary Class Shares of:                           International                        Emerging
                                                                  Equity Trust                       Markets Trust
--------------------------------------------------- --------------------------------- -----------------------------------
--------------------------------------------------- --------------------------------- -----------------------------------

Sales Charge (Load) Imposed on Purchases                              None                               None
--------------------------------------------------- --------------------------------- -----------------------------------
--------------------------------------------------- --------------------------------- -----------------------------------

Sales Charge (Load) Imposed on Reinvested                             None                               None
Dividends
--------------------------------------------------- --------------------------------- -----------------------------------
--------------------------------------------------- --------------------------------- -----------------------------------

Redemption Fee                                                       2.00%*                             2.00%*
--------------------------------------------------- --------------------------------- -----------------------------------

* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)


------------------------------------------------- --------------------------- ---------------------------
Financial Intermediary Class Shares of:           International Equity Trust    Emerging Markets Trust
------------------------------------------------- --------------------------- ---------------------------
------------------------------------------------- --------------------------- ---------------------------
Management Fees                                             0.75%                       1.00%
------------------------------------------------- --------------------------- ---------------------------
------------------------------------------------- --------------------------- ---------------------------
Distribution and/or Service (12b-1) Fees (a)                0.25%                       0.25%
------------------------------------------------- --------------------------- ---------------------------
------------------------------------------------- --------------------------- ---------------------------
Other Expenses                                              0.27%                     0.38% (b)
------------------------------------------------- --------------------------- ---------------------------
------------------------------------------------- --------------------------- ---------------------------
Total Annual Fund Operating Expenses (c)                    1.27%                       1.63%
------------------------------------------------- --------------------------- ---------------------------

(a) The 12b-1 fees shown in the table reflect the amount at which the Board of Directors has currently limited payments under each fund's Financial Intermediary Class Distribution Plan. Pursuant to each Distribution Plan, the Directors may authorize payment of up to 0.40% of each fund's Financial Intermediary Class shares average net assets without shareholder approval.

(b) "Other Expenses" are projected for the current fiscal year; actual expenses may vary.

(c) The manager currently intends to voluntarily waive fees or reimburse expenses so that Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Financial Intermediary Class shares: for International Equity Trust, 1.35% and for Emerging Markets Trust, 1.50%. These voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in Financial Intermediary Class shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Financial Intermediary Class shares of a fund, assuming (1) a 5% return each year, (2) Financial Intermediary Class's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers for the specified period), and
(3) you redeem all of your shares at the end of the time periods shown.


----------------------------------------- ------------------- ---------------------- ----------------------- -----------------------
Financial Intermediary Class Shares of:         1 Year              3 Years                5 Years                 10 Years
----------------------------------------- ------------------- ---------------------- ----------------------- -----------------------
----------------------------------------- ------------------- ---------------------- ----------------------- -----------------------
International Equity Trust                       $129                 $403                    $697                   $1,534
----------------------------------------- ------------------- ---------------------- ----------------------- -----------------------
----------------------------------------- ------------------- ---------------------- ----------------------- -----------------------
Emerging Markets Trust                           $166                 $514                    $887                   $1,933
----------------------------------------- ------------------- ---------------------- ----------------------- -----------------------

                               INSTITUTIONAL CLASS


---------------------------------------------------------------------------------------------------------------------------
                                                     Shareholder Fees
                                             (fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ---------------------------------- ----------------------------------
Institutional Class Shares of:                         International Equity Trust            Emerging  Markets Trust
----------------------------------------------------- ---------------------------------- ----------------------------------
Sales Charge (Load) Imposed on Purchases                                 None                               None
----------------------------------------------------- ---------------------------------- ----------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                      None                               None
----------------------------------------------------- ---------------------------------- ----------------------------------
Redemption Fee                                                          2.00%*                             2.00%*
----------------------------------------------------- ---------------------------------- ----------------------------------

* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the fund and not to the fund's manager or distributor.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

---------------------------------------------- --------------------------- ---------------------------
Institutional Class Shares of:                 International Equity Trust    Emerging Markets Trust
---------------------------------------------- --------------------------- ---------------------------
Management Fees                                          0.75%                       1.00%
---------------------------------------------- --------------------------- ---------------------------
Distribution and/or Service (12b-1) Fees                  None                        None
---------------------------------------------- --------------------------- ---------------------------
Other Expenses                                           0.18%                       0.31%
---------------------------------------------- --------------------------- ---------------------------
Total Annual Fund Operating Expenses (a)                 0.93%                       1.31%
---------------------------------------------- --------------------------- ---------------------------

(a) The manager currently intends to voluntarily waive fees or reimburse expenses so that Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of each fund's average daily net assets attributable to Institutional Class shares: for International Equity Trust, 1.10%; and for Emerging Markets Trust, 1.25%. These voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in Institutional Class shares of a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in Institutional Class shares of a fund, assuming (1) a 5% return each year, (2) Institutional Class's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.

-------------------------------- ------------------- ---------------------- ----------------------- -----------------------
Institutional Class Shares of:         1 Year              3 Years                5 Years                 10 Years
-------------------------------- ------------------- ---------------------- ----------------------- -----------------------
International Equity Trust              $95                  $296                    $515                   $1,143
-------------------------------- ------------------- ---------------------- ----------------------- -----------------------
Emerging Markets Trust                  $133                 $415                    $718                   $1,579
-------------------------------- ------------------- ---------------------- ----------------------- -----------------------

 [GRAPHIC]  DISTRIBUTION PLAN

Distributor of a Fund's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares.


Each fund has adopted a plan under Rule 12b-1 with respect to its Primary Class and Financial Intermediary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. International Equity Trust has adopted a plan under Rule 12b-1 with respect to its Class R shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that class. These fees are calculated daily and paid monthly. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Primary Class shares under each plan, each fund pays LMIS an annual distribution fee equal to 0.75% of International Equity Trust's and Emerging Markets Trust's average daily net assets attributable to Primary Class shares; and an annual service fee from each fund equal to 0.25% of its average daily net assets attributable to Primary Class shares.

For Class R shares, under the plan for International Equity Trust, the fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.50% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Class R shares. The Board of Directors has currently approved payment of 0.50% under the Class R shares plan.

For Financial Intermediary Class shares, under each plan, each fund is authorized to pay LMIS an annual distribution fee in an amount up to 0.25% of the fund's average daily net assets, and an annual service fee equal to 0.15% of the fund's average daily net assets, attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of 0.25% of each fund's average daily net assets attributable to Financial Intermediary Class under the plans.

Other Compensation to Dealers:

LMIS may enter into agreements with other brokers to sell Primary Class shares of each fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from a fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.


Each fund's adviser and its affiliates may pay other entities including LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the funds to its customers. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shares of each class may be available through authorized financial intermediaries. For each class, a fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. A fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the funds available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.


Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[GRAPHIC] MANAGEMENT

Manager and Advisers:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. As manager, LMFA is responsible for the business affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.


For its services during the fiscal year ended December 31, 2006, each fund paid LMFA a percentage of its average daily net assets (net of any fee waivers) as follows:

----------------------------------------------------- ------------------
International Equity Trust                                  0.75%
----------------------------------------------------- ------------------
----------------------------------------------------- ------------------
Emerging Markets Trust                                      0.94%
----------------------------------------------------- ------------------

Batterymarch Financial Management, Inc. ("Batterymarch"), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, is investment adviser to International Equity Trust and Emerging Markets Trust. Batterymarch provides investment management services to these funds, which includes making investment decisions and placing orders to buy or sell a particular security.

Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $24.8 billion as of December 31, 2006.

For their services during the fiscal year ended December 31, 2006, LMFA paid the advisers a fee equal to the following percentage of each fund's average daily net assets (net of any fee waivers) as follows:

------------------------------------ ----------------------------------
International Equity Trust                             0.50%

------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Emerging Markets Trust                                 0.71%

------------------------------------ ----------------------------------


A discussion regarding the basis for the Board of Directors' approval of the continuation of each fund's management agreement, investment advisory agreement is available in the funds' annual report to shareholders for the period ending December 31, 2006.

LMFA, Batterymarch and LMIS are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Portfolio Management:

International Equity Trust. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time. Charles F. Lovejoy is Director and Senior Portfolio Manager of Batterymarch's international team, and as such has primary responsibility for the day-to-day management of International Equity Trust.

Mr. Lovejoy has served as portfolio manager to the fund since its inception and has been a member of the Batterymarch international team since joining the firm in 1992. In 2006, Mr. Lovejoy was promoted to director of the international team.

Emerging Markets Trust. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time. David W. Lazenby, CFA is Director and Senior Portfolio Manager of Batterymarch's emerging markets team, and as such has primary responsibility for the day-to-day management of Emerging Markets Trust.

Mr. Lazenby has served as portfolio manager to the fund since its inception in 1996 and has been a member of the Batterymarch emerging markets team since joining the firm in 1987. Mr. Lazenby was named co-director of the team in 2002 and promoted to director of the emerging markets team in 2003.


Batterymarch believes strongly in a team approach, with portfolio managers and research analysts working collaboratively and sharing responsibility for all investment decisions. The portfolio managers oversee the effectiveness of the overall investment process- including stock selection, portfolio construction and trading- and review all trades before execution. Portfolio managers are responsible for maintaining and enhancing Batterymarch's proprietary models, including factor research, development and testing.

Each portfolio manager has coverage responsibility for specific countries/regions within the investment universe as well as cross-responsibilities in other regions to ensure knowledgeable coverage at all times. As a risk control measure, portfolio managers manually review every trade prior to execution. They have the discretion to modify an individual trade if there hasn't yet been time to incorporate significant, fast-breaking information into the data used in making the investment decision.

The funds' Statement of Additional Information provides information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund they advise.

[GRAPHIC]  SHAREHOLDER ELIGIBILITY

The funds generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.


Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 27 for Primary Class or the instructions beginning on page 29 for Institutional Class, Financial Intermediary Class and Class R.


You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the funds ("Financial Adviser"). You can also buy shares directly from the funds.

The funds reserve the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the funds may waive the minimum initial investment requirements in their sole discretion.

Primary Class Shares

For questions regarding your eligibility to invest in Primary Class shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.

------------------------------------------------------ -------------------------------------------
                                                       Primary Class Shares
------------------------------------------------------ -------------------------------------------
------------------------------------------------------ -------------------------------------------
Investment Minimums -
Initial Investment                                              $1,000
(per fund)

Subsequent Investments                                          $100
(per fund)
------------------------------------------------------ -------------------------------------------
------------------------------------------------------ -------------------------------------------
Legg Mason Future First(R) Systematic Investment Plan
(Minimum per transaction)                                       $50
------------------------------------------------------ -------------------------------------------
------------------------------------------------------ -------------------------------------------
Minimum Account Size
(per fund)                                                      $500
------------------------------------------------------ -------------------------------------------

Retirement Plans


Employer-sponsored retirement plans (i.e. 401(k), 403(b) or equivalent) where a Financial Adviser is providing advice, record-keeping or other shareholder services to the plan, are eligible for Primary Class shares. The minimum initial and additional purchase amounts may be waived at the sole discretion of the funds.



Institutional Class, Financial Intermediary Class and Class R Shares

For questions regarding your eligibility to invest in Institutional Class, Financial Intermediary Class or Class R shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.

The following classes of investors may purchase Institutional Class shares:
o Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the funds through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Shareholders of an Institutional Class of a fund as of the opening of regular trading on the New York Stock Exchange ("Exchange") on May 19, 2003 that have remained in the fund since that date may continue to purchase Institutional Class shares of that fund. The minimum account size for such accounts is $500.

o Employees of the investment adviser to a Legg Mason fund and the spouses and children of such employees may purchase Institutional Class shares of that Legg Mason fund. For such investors, the minimum initial investment is $1,000 per fund and the minimum for each purchase of additional shares is $100.

The following classes of investors may purchase Financial Intermediary Class shares:

o Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the funds through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Shareholders of the Financial Intermediary Class of a fund as of the opening of regular trading on the Exchange on May 19, 2003 that have remained in the fund since that date may continue to purchase Financial Intermediary Class shares of that fund. The minimum account size for such accounts is $500.


The following classes of investors may purchase Class R shares:

o Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). "Retirement Plans" include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or
         Section 529 college savings accounts. Class R shares are also not available to retail non-retirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.

[icon] HOW TO INVEST


Shareholder Accounts

You have the following options for holding fund shares.


1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold fund shares directly with a fund, through its transfer agent. There are no additional fees to you for holding your shares directly with a fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the funds at 800-822-5544 (Primary Class) or 888-425-6432 (Institutional Class, Financial Intermediary Class and Class R) regarding holding fund shares directly with a fund.



Purchasing Primary Class Shares

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 24, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the funds call 1-800-822-5544 or visit www.leggmasonfunds.com for an account application.

Retirement accounts and plans include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Financial Adviser to discuss which type of account or plan might be appropriate for you. To view additional information regarding each type of account or plan, contact your Financial Adviser or visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the funds with any questions regarding your investment options.

                           PRIMARY CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the funds.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can purchase shares of the funds on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Primary Class shares than the minimum investment requirements described in this Prospectus. You should consult its program literature for further information.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                 Directly With The Funds
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Mail                                            Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
                                                               Legg Mason Funds
                                                               c/o Boston Financial Data Services
                                                               P.O. Box 55214
                                                               Boston, MA 02205-8504
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Telephone or Wire                               Call the funds at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Internet or TeleFund                            Visit www.leggmasonfunds.com or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
----------------------------------------------- ------------------------------------------------------------------------------------
----------------------------------------------- ------------------------------------------------------------------------------------
Future First(R) Systematic Investment           Contact the funds to enroll in Legg Mason's Future First(R) Systematic Investment
Plan                                            Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason fund to purchase fund shares.
----------------------------------------------- ------------------------------------------------------------------------------------

The funds must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the funds with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. It is your Financial Adviser's responsibility to transmit your order to the funds in a timely manner. If you purchase shares directly from the funds, your payment must accompany your order.


If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the funds and have not identified a broker-dealer that has an agreement to distribute the funds, your order will be placed through LMIS, the funds' distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan."


Purchasing Institutional Class, Financial Intermediary Class and Class R Shares

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class, Financial Intermediary Class and Class R shares than the minimum investment requirements described in this Prospectus.

   INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                                Directly With The Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Wire Transfers                 Wire federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, you must first telephone the funds at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                               Funds should be wired through the Federal Reserve System to:

                                         State Street Bank and Trust Company
                                         ABA #011-000-028
                                         DDA #99046096
                                         Legg Mason [Insert name of fund and class of shares]
                                         [Insert account name and number]

                               The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
------------------------------ -----------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Contributions of Eligible      Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject
Securities                     in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund in question.
                               Investors who wish to purchase fund shares through the contribution of securities should contact the funds at 1-888-425-6432 for instructions.

                               Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of a fund, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                               Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See
                               "Calculation of Net Asset Value" below.)
------------------------------ -----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the funds on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------


The funds must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the funds with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the funds through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the funds in a timely manner.


Any shares purchased or received as a distribution will be credited directly to the investor's account.


The funds may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.


For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the funds for execution.

The funds may not be available for sale in certain states. Prospective investors should inquire as to whether a particular fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the funds must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:


         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[icon]  HOW TO REDEEM YOUR SHARES


                           PRIMARY CLASS SHAREHOLDERS


You can redeem your shares through any of the following methods.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can redeem shares of the funds on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult its program literature for further information.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                             Directly With The Funds

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file).  Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature Guarantee.")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Telephone                     Call the funds at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Internet or TeleFund          Redeem shares through the Internet at www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS
                              (1-877-656-3863).
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Mail                          Send a letter to the funds requesting redemption of your shares to:
                                   Legg Mason Funds
                                   c/o Boston Financial Data Services
                                   P.O. Box 55214
                                   Boston, MA 02205-8504

                              The letter should be signed by each owner of the account exactly as the account is registered.
----------------------------- ------------------------------------------------------------------------------------------------------

The funds must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the Financial Adviser. It is your Financial Adviser's responsibility to transmit your order to the funds in a timely manner.


   INSTITUTIONAL CLASS, FINANCIAL INTERMEDIARY CLASS AND CLASS R SHAREHOLDERS


You can redeem your shares through any of the following methods.


------------------------------------------------------------------------------------------------------------------------------------
                                                           Directly With The Funds

Redemptions may be initiated by telephone by calling the funds at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the funds for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form
(meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Mail                                     Send a letter to the funds requesting redemption of your shares to: Legg Mason Investor
                                         Services - Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston,
                                         Massachusetts 02206-8037.
---------------------------------------- -------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------------------------------
Fax                                      Fax a request for redemption to the funds at 781-796-3326.
---------------------------------------- -------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the funds on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The funds must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the funds through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the funds in a timely manner.

Additional Information about Redemptions:


The funds' service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The funds and their service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.


Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Redemption Fee:


The funds are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the funds' investment planning and create additional transaction and other costs. For this reason, the funds impose a 2% redemption fee on all redemptions, including exchanges, of fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is deducted from your redemption proceeds. For example, if you request redemption of $100 of shares subject to a redemption fee, you will receive $98 ($100 redemption proceeds minus $2 redemption fee).

The redemption fee will be paid directly to the funds to help offset the costs imposed on them by short-term trading in foreign and emerging markets.

The funds will use the "first-in, first-out" method to determine the holding period of shares -- that is, the funds will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions, or to systematic plan transactions. In qualified retirement accounts invested in the funds, the redemption fee will only apply to participant initiated redemptions associated with exchanges.


If your shares are held through an intermediary in an omnibus account, the Portfolio relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. LMIS seeks to identify intermediaries maintaining omnibus accounts in the Portfolio, and to ensure their implementation of the funds' redemption fee policy; however, there can be no assurance that LMIS will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

[GRAPHIC] ACCOUNT POLICIES

Calculation of Net Asset Value:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each class of shares' sales price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Each fund's securities are generally valued on the basis of market quotations. A fund obtains pricing data in the first instance from independent pricing services, which use market quotations, prices provided by market makers or estimates of market values to develop their pricing information. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, a fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of a fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

The fund's foreign securities are valued as of the close of regular trading on the exchange using the Exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars).


To the extent that a fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

With respect to securities which trade primarily on securities exchanges in time zones different from the United States, the funds may use the fair value of a security when the adviser determines that a significant event has occurred after the close of the foreign exchange or market, but before the close of the Exchange, that materially affects the integrity of the closing prices for any security or securities affected by that event so that they cannot be considered "readily available" market quotations. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by a fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated. The use of fair value prices may cause the net asset value of a fund's shares to differ from the net asset value that would be calculated using closing market prices. The predominant use of fair valuation pricing following significant events is with respect to the Emerging Markets Trust and the International Equity Trust.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.
o making changes to the account registration after the account has been opened.
o transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account with a fund falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The funds will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Each fund reserves the right to:

o        suspend the offering of shares permanently or for a period of time;

o        change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:

Frequent trading in a fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of a fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by a fund's other shareholders. The funds therefore discourage frequent purchases and redemptions by shareholders.

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of

Directors has determined that the funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.


Under the funds' frequent trading policy, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a fund detects a pattern of excessive trading. The policy provides that a fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, each fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, each fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions a fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.


A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund's shares pursuant to the Future First(R) Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.


With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, a fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the funds' frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. A fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of a fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.


Although each fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[GRAPHIC] SERVICES FOR INVESTORS


If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason fund by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the Legg Mason fund that you seek to acquire.


Below is a description of services provided to shareholders who own shares directly with the funds. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and Account Statements:


You will receive a confirmation from the funds after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Primary Class shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Primary Class shareholders will receive a quarterly statement. Institutional Class, Financial Intermediary Class and Class R shareholders will receive account statements monthly.


Systematic Withdrawal Plan:

Primary Class shareholders who are purchasing or already own shares of a fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. Certain Institutional Class and Financial Intermediary Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from a fund. These shareholders should contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:


Primary Class: Primary Class shares of a fund may be exchanged for Primary Class shares of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds) and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"). If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Institutional Class, Financial Intermediary Class and Class R: Institutional Class, Financial Intermediary Class and Class R shares of a fund may be exchanged for shares of the same class of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).


Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

Other than the redemption fee imposed on exchanges of shares of Emerging Markets Trust and International Equity Trust, there is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares being redeemed of the fund from which you are exchanging, and any gain on the sale will generally be taxable.

Each fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.


Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.


-------------------------------- -------------------------------------------------------------------------------------------------
Primary Class Shareholders       Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box
                                 55214, Boston, MA 02205-8504.
-------------------------------- -------------------------------------------------------------------------------------------------
-------------------------------- -------------------------------------------------------------------------------------------------
Institutional Class, Financial   Call 1-888-425-6432 or write to Legg Mason Investor Services - Institutional, c/o Boston
Intermediary Class and Class R   Financial Data Services, P.O. Box 8037, Boston, MA 02206-8037.
Shareholders
-------------------------------- -------------------------------------------------------------------------------------------------

[GRAPHIC] DISTRIBUTIONS AND TAXES


International Equity Trust and Emerging Markets Trust each declare and pay any such dividends on an annual basis.


Each fund distributes substantially all its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, annually in December. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.


Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from a fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which a fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid; it is not expected that a significant part of any fund's dividends will so qualify. Distributions of a fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.


A fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

As required by law, each fund will withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the funds, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash.

o Primary Class shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Class A shares of the Cash Portfolio, provided these funds are available for sale in your state.

o to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[GRAPHIC] PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the funds' Statement of Additional Information. Each fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings approximately on the next to last business day of the month following each quarter-end, and partial information concerning the funds' portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[GRAPHIC] FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since inception of the Class. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. The funds' annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Primary Class shares or 1-888-425-6432 for holders of Financial Intermediary Class, Institutional Class or Class R shares.

International Equity Trust
Primary Class:


                                                                                 Years Ended December 31,
                                       ---------------------------------------------------------------------------------------------
                                              2006                 2005              2004             2003               2002
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $16.06               $13.52             $11.21           $ 8.02             $9.19
                                       ------------------  -------------------  ---------------  -----------------  ---------------
Investment operations:
   Net investment income/(loss)                .04A                 .05                .02              .03               .02
   Net realized and unrealized
    gain/(loss) on investments, and
    foreign currency transactions             4.19                 2.53               2.31             3.16            (1.19)
                                       ------------------  -------------------  ---------------  -----------------  ---------------
   Total from investment operations           4.23                 2.58               2.33             3.19            (1.17)
                                       ------------------  -------------------  ---------------  -----------------  ---------------
Distributions paid from:
   Net investment income                      (.01)                (.04)              (.02)           (.003)               ---
   Net realized gain on investments           (.62)                  ---                ---              ---               ---
                                       ------------------  -------------------  ---------------  -----------------  ---------------
   Total distributions                        (.63)                (.04)              (.02)           (.003)               ---
                                       ------------------  -------------------  ---------------  -----------------  ---------------
Net asset value, end of year                 $19.66               $16.06             $13.52           $11.21             $8.02
                                       ==================  ===================  ===============  =================  ===============
   Total return                               26.39%               19.11%             20.86%           39.82%          (12.73)%

Ratios To Average Net Assets:B
   Total expense                               2.00%                2.11%              2.18%            2.39%             2.40%
   Expenses net of waivers, if any             2.00%                2.10%              2.13%            2.25%             2.25%
   Expenses net of all reductions              2.00%                2.10%              2.13%            2.25%             2.25%
   Net investment income/(loss)                 .21%                 .42%               .25%             .42%              .23%

Supplemental Data:
   Portfolio turnover rate                   111.2%               118.0%             114.7%           130.9%            109.1%
   Net assets, end of year
   (in thousands)                           $449,534             $244,899          $180,864         $129,535           $81,032
-----------------------------------------------------------------------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

International Equity Trust
Class R:

                                                    Period Ended
                                                    December 31,
                                                       2006C
----------------------------------------------------------------------

Net asset value, beginning of year                     $20.33
                                                 ------------------
Investment operations:
   Net investment income/(loss)                           ---A
   Net realized and unrealized
    gain/(loss) on investments, and
    foreign currency transactions                       (.01)
                                                 ------------------
   Total from investment operations                     (.01)
                                                 ------------------
Net asset value, end of year                           $20.32
                                                 ------------------
   Total return                                         (.05)D
                                                 ------------------

Ratios To Average Net Assets: B
   Total expense                                        1.40%E
   Expenses net of waivers, if any                      1.40%E
   Expenses net of all reductions                       1.40%E
   Net investment income/(loss)                       (1.35)%E

Supplemental Data:
   Portfolio turnover rate                             111.2%D
   Net assets, end of year
   (in thousands)                                       $10
----------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C For the period December 28, 2006 (commencement of operations) to December 31, 2006.
D  Not Annualized.
E  Annualized.

International Equity Trust
Financial Intermediary Class:




                                                                                         Years Ended December 31,
                                                          -----------------------------------------------------------------------
                                                                   2006                2005           2004           2003E
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                               $ 16.54             $ 13.94        $ 11.53        $ 9.03
                                                          ----------------------------------------------------------------------
Investment operations:
   Net investment income                                             .16A                .18            .11           .01
   Net realized and unrealized gain on investments,
     and foreign currency transactions                              4.34                2.60           2.38          2.59
                                                          ----------------------------------------------------------------------
   Total from investment operations                                 4.50                2.78           2.49          2.60
                                                          ----------------------------------------------------------------------
Distributions paid from:
   Net investment income                                           (.09)               (.18)          (.08)         (.10)
   Net realized gain on investments                                (.62)                 ---            ---           ---
                                                          ----------------------------------------------------------------------
   Total distributions                                             (.71)               (.18)          (.08)         (.10)
                                                          ----------------------------------------------------------------------
Net asset value, end of year                                      $20.33              $16.54         $13.94        $11.53
                                                          ----------------------------------------------------------------------
   Total return                                                   27.28%              20.03%         21.72%        29.12%C

Ratios To Average Net Assets:B
   Total expenses                                                  1.27%               1.43%          1.55%         1.72%D
   Expenses net of waivers, if any                                 1.27%               1.35%          1.39%         1.50%D
   Expenses net of all reductions                                  1.27%               1.35%          1.39%         1.50%D
   Net investment income                                            .86%               1.20%          1.00%          .54%D

Supplemental Data:
   Portfolio turnover rate                                        111.2%              118.0%         114.7%        130.9%
   Net assets, end of year (in thousands)                     $30,502                $15,710         $13,661       $12,357
-------------------------------------------------------------------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C  Not Annualized.
D  Annualized.
E  For the period May 16, 2003 (commencement of operations) to December 31,
   2003.

International Equity Trust
Institutional Class:

                                                                                    Years Ended December 31,
                                          --------------------------------------------------------------------------------
                                                 2006             2005           2004          2003           2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 16.50        $ 13.98         $ 11.56        $ 8.27          $9.40
                                          --------------------------------------------------------------------------------
Investment operations:
   Net investment income                            .17A           .18             .14           .07A           .09A
   Net realized and unrealized
    gain/(loss) on investments, and
    foreign currency transactions                  4.39           2.64            2.39          3.32         (1.22)
                                          --------------------------------------------------------------------------------
   Total from investment operations                4.56           2.82            2.53          3.39         (1.13)
                                          --------------------------------------------------------------------------------
Distributions paid from:
   Net investment income                          (.15)          (.30)           (.11)         (.10)            ---
   Net realized gain on investments               (.62)            ---             ---           ---            ---
                                          --------------------------------------------------------------------------------
   Total distributions                            (.77)          (.30)           (.11)         (.10)            ---
                                          --------------------------------------------------------------------------------
Net asset value, end of year                     $20.29         $16.50          $13.98        $11.56          $8.27
                                          ================================================================================
   Total return                                  27.70%         20.38%          22.06%        41.32%       (12.02)%

Ratios To Average Net Assets:B
   Total expenses                                  .93%          1.01%           1.07%         1.36%          1.37%
   Expenses net of waivers, if any                 .93%          1.01%           1.07%         1.25%          1.25%
   Expenses net of all reductions                  .93%          1.01%           1.07%         1.25%          1.25%
   Net investment income                           .88%          1.30%           1.29%          .75%           .99%

Supplemental Data:
   Portfolio turnover rate                       111.2%         118.0%          114.7%        130.9%         109.1%
   Net assets, end of year
   (in thousands)                              $209,791         $21,475         $8,618        $3,544         $134
--------------------------------------------------------------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Emerging Markets Trust
Primary Class:

                                                                     Years Ended December 31,
                                         ---------------------------------------------------------------------------
                                               2006            2005           2004            2003          2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $ 19.80        $ 16.70        $ 14.69          $ 8.64        $10.08
                                         ---------------------------------------------------------------------------
Investment operations:
   Net investment income/(loss)                (.04)A           .07          (.01)             .05         (.03)
   Net realized and unrealized
     gain/(loss) on investments, and
     foreign currency transactions              6.38           6.04           2.98            6.00        (1.41)
                                         ---------------------------------------------------------------------------
   Total from investment operations             6.34           6.11           2.97            6.05        (1.44)
                                         ---------------------------------------------------------------------------
Distributions paid from:
   Net investment income                         ---          (.02)            ---             ---           ---
   Net realized gain on investments           (2.94)         (2.99)          (.96)             ---           ---
                                         ---------------------------------------------------------------------------
   Total distributions                        (2.94)         (3.01)          (.96)             ---           ---
                                         ---------------------------------------------------------------------------

Net asset value, end of year                  $23.20         $19.80         $16.70          $14.69        $ 8.64
                                         ===========================================================================

   Total return                               33.18%         38.51%         20.51%          70.26%      (14.29)%

Ratios To Average Net Assets:B
   Total expenses                              2.38%          2.54%          2.62%           2.99%         2.96%
   Expenses net of waivers, if any             2.25%          2.25%          2.31%           2.50%         2.50%
   Expenses net of all reductions              2.25%          2.25%          2.31%           2.50%         2.50%
   Net investment income/(loss)               (.17)%           .45%         (.08)%            .40%        (.17)%

Supplemental Data:
   Portfolio turnover rate                     96.4%         132.6%         149.1%          169.2%         77.6%
   Net assets, end of year
   (in thousands)                             $349,674       $214,123       $145,835        $96,203       $51,861
----------------------------------------------------------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Emerging Markets Trust
Institutional Class:

                                                                  Years Ended December 31,
                                                                 2006                       2005C
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $ 19.74                        $ 16.90
                                                        --------------------------------------------------
Investment operations:
    Net investment income                                         .17A                           .04
    Net realized and unrealized gain on investments,
      and foreign currency transactions                          6.41                           5.40
                                                        --------------------------------------------------
    Total from investment operations                             6.58                           5.44
                                                        --------------------------------------------------
Distributions paid from:
    Net investment income                                         ---                          (.19)
    Net realized gain on investments                           (2.94)                         (2.41)
                                                        ---------------------------------------------
    Total distributions                                        (2.94)                         (2.60)
                                                        --------------------------------------------------
Net asset value, beginning of year                             $23.38                         $19.74
                                                        ==================================================
    Total return                                               34.52%                         32.86%D

Ratios To Average Net Assets: B
    Total expenses                                              1.31%                          1.47%E
    Expenses net of waivers, if any                             1.25%                          1.25%E
    Expenses net of all reductions                              1.25%                          1.25%E
    Net investment income                                        .79%                           .56%E

Supplemental Data:
    Portfolio turnover rate                                     96.4%                         132.6%D
    Net assets, end of year (in thousands)                     $28,378                       $11,509
-----------------------------------------------------------------------------------------------------------

A   Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C   For the period June 23, 2005 (commencement of operations) to December 31,
    2005.
D   Not annualized.
E   Annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o    information we receive from consumer reporting agencies.


We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

Legg Mason Global Trust, Inc.
The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies. The SAI is available free of charge at the Legg Mason Funds' websites listed below.

Annual and Semi-Annual Reports - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' websites listed below.


To request the SAI or any reports to shareholders, or to obtain more information:

       Primary Class                 Institutional Class, Financial Intermediary
       Shareholders                          Class and Class R Shareholders
   Legg Mason Funds                 Legg Mason Investor Services - Institutional
c/o Boston Financial Data Services         c/o Boston Financial Data Services
      P.O. Box 55214                                  P.O. Box 8037
 Boston, Massachusetts 02205-8504            Boston, Massachusetts 02206-8037
      1-800-822-5544                                  1-888-425-6432
  www.leggmasonfunds.com                        www.lminstitutionalfunds.com



Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-041 05/2007                    Investment Company Act File Number: 811-07418
KC SKU# 539528

Legg Mason Global Trust, Inc.

         Legg Mason Global Income Trust









                                   PROSPECTUS
                                   MAY 1, 2007

                                  PRIMARY CLASS
                               INSTITUTIONAL CLASS




                                      logo



The shares offered by this Prospectus are subject to various fees and expenses, which may include distribution and service (12b-1) fees. See "Fees and Expenses of the Fund" on page 12 and "Distribution Plan" on page 14.




As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E  O F  C O N T E N T S
--------------------------------------------------------------------------------

About the fund:

1        Investment objective and policies

4        Principal risks

9        Performance

12       Fees and expenses of the fund

14       Distribution plan

16       Management



About your investment:
--------------------------------------------------------------------------------

18       Shareholder eligibility

20       How to invest

25       How to redeem your shares

28       Account policies

33       Services for investors

35       Distributions and taxes

37       Portfolio holdings disclosure policy

38       Financial highlights

LEGG MASON GLOBAL TRUST, INC.

[GRAPHIC] INVESTMENT OBJECTIVE AND POLICIES


Legg Mason Global Income Trust ("Global Income Trust" or the "fund") is a fund of Legg Mason Global Trust, Inc. ("Global Trust"). Global Trust offers two other funds, Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust, which are offered to investors through a separate prospectus.

GLOBAL INCOME TRUST

Investment objective: Current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk.


Principal investment strategies:

The fund invests at least 75% of its total assets in fixed-income securities of foreign and domestic issuers rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated by Moody's or S&P, judged by Western Asset Management Company, the fund's adviser, to be of comparable quality to a rated security. Up to 25% of the fund's total assets may be invested in below investment grade securities of foreign and U.S. issuers, loans of banks and other financial institutions (which may be below investment grade), convertible securities, and common and preferred stock.

The types of fixed-income securities in which the fund may invest include:

o    U.S. and foreign investment-grade corporate debt securities

o U.S. and foreign high-yield corporate debt securities (including those commonly known as "junk bonds")

o    sovereign debt obligations of developed nations

o    sovereign debt obligations of emerging market countries

o    mortgage-related and asset-backed securities

The fund will maintain a minimum of 25% of its total assets in debt securities issued or guaranteed by the U.S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The debt securities in which the fund may invest may be of any maturity, and there are no limits on the average maturity of the fund's portfolio. The fund may invest in corporate fixed-income securities rated as low as C by Moody's or D by S&P or in non-rated securities deemed by the adviser to be of comparable quality to a rated security.

Under normal circumstances, the fund will invest no more than 40% of its total assets in securities of issuers located in any one country other than the United States. There is no other limit on the percentage of assets that may be invested in securities of issuers located in any one country or currency.


The fund may also engage in reverse repurchase agreements, dollar rolls and when-issued, delayed delivery or forward commitment transactions with respect to the securities in which it primarily invests. In a reverse repurchase agreement, the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at a specified future date. In a dollar roll transaction, the fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type, coupon and maturity) security at an agreed upon future time. Any such transaction that extends for more than seven days may be considered illiquid and, if so, would be subject to the fund's limit on investments in illiquid securities of 15% of net assets. For securities purchased by the fund on a when-issued, delayed delivery or forward commitment basis, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When engaging in such transactions, the fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. In addition, the fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps.


The adviser has a number of proprietary tools that attempt to define the inter-relationship among bond markets, sectors and maturities. Target allocation ranges among countries and sector types and prices are established as part of the adviser's strategy process, monitored daily and re-balanced if necessary as dictated by macro-economic or company-specific events. This ongoing screening drives the adviser's discipline for buying, selling or holding any securities or currency position. The adviser deviates from the discipline only if exceptional circumstances disrupt the orderly functioning of the markets. The adviser's management style favors "rotation" among the government, agency, corporate, and mortgage-backed sectors of the fixed-income securities markets, which may result in high portfolio turnover.

For temporary defensive purposes, the fund may invest without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements of U.S. or foreign issuers. If the fund invests substantially in such instruments, it will not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *


The fund's investment objective and principal investment strategies are non-fundamental and may be changed by Global Trust's Board of Directors ("Board of Directors") without shareholder approval.

[GRAPHIC] PRINCIPAL RISKS

In General:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Foreign Securities:

Investments in securities of foreign issuers (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in securities of U.S. issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country.

In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.


Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Some foreign governments have defaulted on principal and interest payments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the fund to pursue its rights against a foreign government in that country's courts.

Emerging Markets:

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.


Because the fund may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.


Currency Risk:


Because the fund invests significantly in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

The fund may, from time to time, hedge a portion of its currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases the fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.


Non-Diversification:


The fund is non-diversified. This means that the percentage of its assets invested in the securities of any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in the securities of a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Fixed-Income Securities:

The fund invests substantially all of its assets in fixed-income securities.

Interest Rate Risk -

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by the fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of the fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in the fund's holdings than they would be if the fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.


Credit Risk -


Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which the fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody's considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics.


Call Risk -


Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

Derivative Risk:

The fund may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as "over the counter" derivatives). The fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.


Derivatives involve special risks and costs and may result in losses to the fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the fund will depend on the adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the fund. The fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the fund.

Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. As another example, if the fund agrees to exchange fixed-rate payments for variable-rate payments, the swap agreement would tend to decrease the fund's exposure to market interest rates on the value of the security.

Leveraging:


When the fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's holdings. The fund may take on borrowing risk or leveraging risks by using reverse repurchase agreements, dollar rolls or borrowings, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.


Investment Models:

The proprietary models used by an adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Portfolio Turnover:


The fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[GRAPHIC] PERFORMANCE

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.



                              Primary Class Shares

  Year-by-year total return as of December 31 of each year (before taxes)(%):


----------- ------------- ------------ ------------- ----------- ------------ ------------ ----------- ------------ -------------
   1997         1998          1999          2000         2001         2002         2003        2004         2005         2006
----------- ------------- ------------ ------------- ----------- ------------ ------------ ----------- ------------ -------------
----------- ------------- ------------ ------------- ----------- ------------ ------------ ----------- ------------ -------------
  (1.69)        11.50        (3.23)        (5.02)        2.47        10.51        10.45        8.39        (0.77)        4.94
----------- ------------- ------------ ------------- ----------- ------------ ------------ ----------- ------------ -------------

                       During the past ten calendar years:

-------------------- ------------------------------- ------------------------
                             Quarter Ended                  Total Return
-------------------- ------------------------------- ------------------------
-------------------- ------------------------------- ------------------------
Best quarter:              December 31, 1998                   6.36%
-------------------- ------------------------------- ------------------------
-------------------- ------------------------------- ------------------------
Worst quarter:               March 31, 1999                   (4.75)%
-------------------- ------------------------------- ------------------------

                          Average Annual Total Returns

         The table below shows the fund's Primary Class shares average annual total returns before and after taxes. Returns after taxes are shown to illustrate the effect of federal taxes on fund resources. The table also shows returns before taxes for the Lehman Global Aggregate Index (50% Hedged), which provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. In addition, the table shows returns before taxes for the Citigroup World Government Ex-U.S. Index (Hedged), which encompasses an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD.

For the periods ended December 31, 2006:

------------------------------------------------------------------- ------------------ --------------------- --------------------
                     Global Income Trust (a)                             1 Year              5 Years              10 Years
------------------------------------------------------------------- ------------------ --------------------- --------------------
------------------------------------------------------------------- ------------------ --------------------- --------------------
Primary Class Shares -
Return Before Taxes                                                             4.94%                 6.62%                3.59%
Return After Taxes on Distributions (b)                                         3.57%                 4.91%                2.21%
Return After Taxes on Distributions and Sale of Fund Shares (b)                 3.04%                 4.65%                2.22%
------------------------------------------------------------------- ------------------ --------------------- --------------------
------------------------------------------------------------------- ------------------ --------------------- --------------------
Lehman Global Aggregate Index (50% Hedged) (reflects no deduction for fees, expenses or taxes) (c)
                                                                                5.14%                 6.43%          N/A
------------------------------------------------------------------- ------------------ --------------------- --------------------
------------------------------------------------------------------- ------------------ --------------------- --------------------
Citigroup World Government Ex-U.S. Index (Hedged) (reflects no
deduction for fees, expenses or taxes) (d)                                      3.10%                 4.52%                6.34%
------------------------------------------------------------------- ------------------ --------------------- --------------------

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's returns after taxes on distributions because the loss generates a tax benefit that is factored into the result.

(a) As of the date of the prospectus, the Institutional Class of Global Income Trust has not commenced operations. Each share class is invested in the same portfolio of securities. Therefore, annual total returns for Institutional Class shares would differ only to the extent that they would pay lower expenses, and therefore would generally be expected to have higher returns, than Primary Class shares.

(b) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the fund's other class will differ from those shown above for Primary Class shares. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").


                                       10


(c) This index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144A bonds. The index hedges the currency back to 50% in dollars and leaves 50% in local currency. The commencement date of the index was January 1, 1999.

(d) This index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The returns provided for the Citigroup World Government Ex-U.S. Index (Hedged) are provided for illustrative purposes due to the shorter operating history of the Lehman Global Aggregate Index (50% Hedged).

[GRAPHIC] FEES AND EXPENSES OF THE FUND


The tables below describe the fees and expenses you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------------------
                                     Shareholder Fees
                         (fees paid directly from your investment)
--------------------------------------------------------------------------------------------
------------------------------------------------- -------------------- ---------------------
                                                     Primary Class     Institutional Class
                                                        Shares                Shares
------------------------------------------------- -------------------- ---------------------
------------------------------------------------- -------------------- ---------------------
Sales Charge (Load) Imposed on Purchases                 None                  None
------------------------------------------------- -------------------- ---------------------
------------------------------------------------- -------------------- ---------------------
Sales Charge (Load) Imposed on Reinvested                None                  None
Dividends
------------------------------------------------- -------------------- ---------------------
------------------------------------------------- -------------------- ---------------------
Redemption Fee                                           None                  None
------------------------------------------------- -------------------- ---------------------




                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

------------------------------------------------- --------------------- ---------------------
                                                  Primary Class Shares  Institutional Class
                                                                               Shares
------------------------------------------------- --------------------- ---------------------
------------------------------------------------- --------------------- ---------------------
Management Fees                                          0.75%                 0.75%
------------------------------------------------- --------------------- ---------------------
------------------------------------------------- --------------------- ---------------------
Distribution and/or Service (12b-1) Fees                 0.75%                  None
------------------------------------------------- --------------------- ---------------------
------------------------------------------------- --------------------- ---------------------
Other Expenses                                           0.82%               0.82% (a)
------------------------------------------------- --------------------- ---------------------
------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (b)                 2.32%                 1.57%
------------------------------------------------- --------------------- ---------------------

(a) "Other Expenses" are projected for the current fiscal year, actual expenses may vary.

(b) The manager currently intends to voluntarily waive fees or reimburse expenses so that Primary Class and Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 1.40% and 1.15% of the fund's average daily net assets attributable to Primary Class and Institutional Class shares, respectively. These voluntary waivers are currently expected to continue until April 30, 2008, but may be terminated at any time.

Example:

This example helps you compare the cost of investing in shares of the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in shares of the fund, assuming (1) a 5% return each year,
(2) the fund's operating expenses remain the same as shown in the table above (not including the effect of the voluntary fee waivers, for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.

----------------------- ------------------- ---------------------- ----------------------- -----------------------
Global Income Trust           1 Year              3 Years                5 Years                 10 Years
----------------------- ------------------- ---------------------- ----------------------- -----------------------
----------------------- ------------------- ---------------------- ----------------------- -----------------------
Primary Class                  $235                 $724                   $1,240                  $2,656
----------------------- ------------------- ---------------------- ----------------------- -----------------------
----------------------- ------------------- ---------------------- ----------------------- -----------------------
Institutional Class            $160                 $496                    $855                   $1,867
----------------------- ------------------- ---------------------- ----------------------- -----------------------

 [GRAPHIC]  DISTRIBUTION PLAN

Distributor of the fund's Shares:

Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares.


The fund has adopted a plan under Rule 12b-1 with respect to its Primary Class shares that allows it to pay fees for the sale of its shares and for services provided to the shareholders of that particular class. These fees are calculated daily and paid monthly. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For Primary Class shares under the plan, the fund pays LMIS an annual distribution fee equal to 0.50% of Global Income Trust's average daily net assets attributable to Primary Class shares, and an annual service fee from the fund equal to 0.25% of its average daily net assets attributable to Primary Class shares.


Other Compensation to Dealers:


LMIS may enter into agreements with other brokers to sell Primary Class shares of the fund. LMIS pays these brokers up to 100% of the distribution and service fee that it receives from the fund for those sales and for services to the investors who hold the shares. LMIS may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited to, providing sub-accounting and recordkeeping services.

The fund's adviser and its affiliates may pay other entities including LMIS and affiliates of the adviser, out of their own assets to support the distribution of each share class, and for shareholder servicing. These payments may create an incentive for a dealer (or other financial intermediary) or its representatives to recommend or offer shares of the fund to its customers. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Shares of each class may be available through authorized financial intermediaries. For each class, the fund may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. The fund may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the fund determines that this is in the best interest of the fund and its shareholders. LMIS and its affiliates (including the advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the fund available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.


Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

[GRAPHIC] MANAGEMENT

Manager and Advisers:


Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's manager. As manager, LMFA is responsible for the business affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA has been registered as an investment adviser since 1982.

For its services during the fiscal year ended December 31, 2006, the fund paid LMFA 0.08% of its average daily net assets (net of any fee waivers).


Western Asset Management Company ("Western Asset"), 385 East Colorado Boulevard, Pasadena, California 91101, is investment adviser to Global Income Trust. Western Asset provides investment management services to the fund, which includes making investment decisions and placing orders to buy, sell or hold a particular security.


Western Asset acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $574.6 billion as of December 31, 2006.

For their services during the fiscal year ended December 31, 2006, LMFA paid the adviser a fee equal to 0.05% of the fund's average daily net assets (net of any fee waivers).

Western Asset Management Company Limited ("Western Asset Ltd."), 10 Exchange Square, Primrose Street, London, England, serves as investment sub-adviser to Global Income Trust. Western Asset Ltd. provides research, analytical and trading support for the fund's investment programs, as well as exercises investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA.


For its services and for expenses borne by Western Asset Ltd. under its sub-advisory agreement, Western Asset pays Western Asset Ltd. a fee at an annual rate of 0.20% of the fund's average daily net assets, net of any waivers. LMFA also pays Western Asset Ltd. a sub-administration fee at an annual rate of 0.10% of the fund's average daily net assets, net of any waivers, for certain administrative services performed.

Western Asset Ltd. renders investment advice to institutional, private and commingled fund portfolios with assets of approximately $91.3 billion as of December 31, 2006. Western Asset Ltd. has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.


A discussion regarding the basis for the Board of Directors' approval of the continuation of each fund's management agreement, investment advisory agreement and, with respect to Global Income Trust, its sub-investment advisory agreement is available in the fund's annual report to shareholders for the period ending December 31, 2006.

LMFA, Western Asset, Western Asset Ltd. and LMIS are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


Portfolio Management:


Global Income Trust is managed by a team of portfolio managers, sector specialists and other investment professionals, led by Chief Investment Officer
S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Detlev S. Schlichter, Gregory A. Peeke and Andres Sanchez-Balcazar.

Messrs. Leech and Walsh have served as portfolio managers for Western Asset for over 10 years. Mr. Schlichter has been employed by Western Asset Management Company Limited as a Portfolio Manager since December 2001. Prior to that he was the Director of European Bond Team, Merrill Lynch Investment Managers, 1998-2001. Mr. Peeke became a Portfolio Manager in September 2003. Prior to that Mr. Peeke was Manager of Analytics. He has been employed by Western Asset since 1999. Mr. Sanchez-Balcazar was hired by Western Asset Management Company as a Portfolio Manager in January 2005. Prior to that, Mr. Sanchez-Balcazar was a Fund Manager at Merrill Lynch Investment Managers, 2000-2004.

Messrs. Leech and Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. They have served as portfolio managers to the fund since 1995. Messrs. Schlichter, Peeke, and Sanchez-Balcazar are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Schlichter has served as portfolio manager to the fund since 2003; Mr. Peeke has served as a portfolio manager to the fund since 2004; and Mr. Sanchez-Balcazar has served as portfolio manger to the fund since 2005.


The fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

[GRAPHIC]  SHAREHOLDER ELIGIBILITY


The fund generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.

Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 20 for Primary Class or the instructions beginning on page 22 for Institutional Class.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund ("Financial Adviser"). You can also buy shares directly from the fund.

The fund reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the fund may waive the minimum initial investment requirements in its sole discretion.


Primary Class Shares

For questions regarding your eligibility to invest in Primary Class shares, contact your Financial Adviser or LMIS' Funds Investor Services Division ("FIS") at 1-800-822-5544.

------------------------------------------------------ -------------------------
                                                       Primary Class Shares
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Investment Minimums -
Initial Investment                                              $1,000
(per fund)

Subsequent Investments                                          $100
(per fund)
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Legg Mason Future First(R) Systematic Investment Plan
(Minimum per transaction)                                       $50
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Minimum Account Size
(per fund)                                                      $500
------------------------------------------------------ -------------------------

Retirement Plans


Employer-sponsored retirement plans (i.e. 401(k), 403(b) or equivalent) where a Financial Adviser is providing advice, record-keeping or other shareholder services to the plan, are eligible for Primary Class shares. The minimum initial and additional purchase amounts may be waived at the sole discretion of the fund.



Institutional Class Shares


For questions regarding your eligibility to invest in Institutional Class shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.


The following classes of investors may purchase Institutional Class shares:
o Institutional investors who make an initial investment of at least $1 million in the fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the fund through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Shareholders of an Institutional Class of the fund as of the opening of regular trading on the New York Stock Exchange ("Exchange") on May 19, 2003 that have remained in the fund since that date may continue to purchase Institutional Class shares of that fund. The minimum account size for such accounts is $500.

o Employees of the fund's investment adviser and the spouses and children of such employees may purchase Institutional Class shares of the fund. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

[icon] HOW TO INVEST

 Shareholder Accounts

You have the following options for holding fund shares.


1. You may hold fund shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold fund shares directly with the fund, through its transfer agent. There are no additional fees to you for holding your shares directly with the fund in this manner. You will receive confirmations of transactions from the fund's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the fund's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the fund at 800-822-5544 (Primary Class) or 888-425-6432 (Institutional Class) regarding holding fund shares directly with the fund.



Purchasing Primary Class Shares

Prior to opening an account you should consult the section "Shareholder Eligibility" on page 18, which outlines share class eligibility requirements as well as initial and subsequent investment minimums.

You can open a regular or retirement account or a Coverdell Education Savings Account by contacting your Financial Adviser. To open an account directly with the fund call 1-800-822-5544 or visit www.leggmasonfunds.com for an account application.

Retirement accounts and plans include traditional IRAs, spousal IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Financial Adviser to discuss which type of account or plan might be appropriate for you. To view additional information regarding each type of account or plan, contact your Financial Adviser or visit www.leggmasonfunds.com.

Certain investment methods (for example, through certain retirement plans) may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Contact your Financial Adviser or the fund with any questions regarding your investment options.


                           PRIMARY CLASS SHAREHOLDERS

Once your account is open, you may use the following methods to purchase additional shares of the fund.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. Your Financial Adviser may have different minimum investment requirements for investments in Primary Class shares than the minimum investment requirements described in this Prospectus. You should consult its program literature for further information.
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                Directly With The Fund
-------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------------
Mail                           Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund you want to buy and your fund account number:
                                              Legg Mason Funds
                                              c/o Boston Financial Data Services
                                              P.O. Box 55214
                                              Boston, MA 02205-8504
------------------------------ ------------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------------
Telephone or Wire              Call the fund at 1-800-822-5544 to arrange with your bank to transfer money directly from your checking or savings account. Wire transfers may be subject to a service charge by your bank.
------------------------------ ------------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------------
Internet or TeleFund           Visit www.leggmasonfunds.com or call TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).
------------------------------ ------------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------------
Future First(R) Systematic     Contact the fund to enroll in Legg Mason's Future First(R) Systematic Investment
Investment Plan                Plan. This plan allows you to automatically invest a specific dollar amount at regular intervals. The transfer agent will transfer money directly from your checking or savings account or another Legg Mason fund to purchase fund shares.
------------------------------ ------------------------------------------------------------------------------------

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. It is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner. If you purchase shares directly from the fund, your payment must accompany your order.


If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from the fund and have not identified a broker-dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the fund's' distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see "Distribution Plan."


Purchasing Institutional Class Shares

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class shares than the minimum investment requirements described in this Prospectus.

                        INSTITUTIONAL CLASS SHAREHOLDERS


Once your account is open, you may use the following methods to purchase additional shares of the fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                         Directly With The Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Wire Transfers                 Wire federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, you must first telephone the fund at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                               Funds should be wired through the Federal Reserve System to:

                                         State Street Bank and Trust Company
                                         ABA #011-000-028
                                         DDA #99046096
                                         Legg Mason [Insert name of fund and class of shares]
                                         [Insert account name and number]

                               The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
------------------------------ -----------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------------------
Contributions of Eligible      Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject
Securities                     in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact the fund at 1-888-425-6432 for instructions.

                               Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.
                               Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund's adviser or the fund.

                               Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See
                               "Calculation of Net Asset Value" below.)
------------------------------ -----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The fund must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the fund on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.


Any shares purchased or received as a distribution will be credited directly to the investor's account.

The fund may be available for purchase by retirement plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the fund must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:


         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[icon]  HOW TO REDEEM YOUR SHARES


PRIMARY CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.

--------------------------------------------------------------------------------
                         Through Your Financial Adviser
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your Financial Adviser can redeem shares of the fund on your behalf.
Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult its program literature for further information.
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Directly With The Fund

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account
(provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the fund has your bank account information on file.

Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "ACCOUNT POLICIES - Signature Guarantee.")
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Telephone                     Call the fund at 1-800-822-5544 to request a redemption. Please have the following information ready when you call: the name of the fund, dollar amount (or number of shares) to be redeemed and your shareholder account number.
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Internet or TeleFund          Redeem shares through the Internet at www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS
                              (1-877-656-3863).
----------------------------- ------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------------------------------------------------------------------------
Mail                          Send a letter to the fund requesting redemption of your shares to:
                                   Legg Mason Funds
                                   c/o Boston Financial Data Services
                                   P.O. Box 55214
                                   Boston, MA 02205-8504

                              The letter should be signed by each owner of the account exactly as the account is registered.
----------------------------- ------------------------------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the Financial Adviser. It is your Financial Adviser's responsibility to transmit your order to the fund in a timely manner.



                        INSTITUTIONAL CLASS SHAREHOLDERS

You can redeem your shares through any of the following methods.


------------------------------------------------------------------------------------------------------------------------------------
                                                          Directly With The Fund

Redemptions may be initiated by telephone by calling the fund at 1-888-425-6432, but must be confirmed in writing prior to processing.

         All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

         Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund). Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------------------
---------------------- -------------------------------------------------------------------------------------------------------------
Mail                   Send a letter to the fund requesting redemption of your shares to: Legg Mason Investor
                       Services - Institutional, c/o Boston Financial Data Services, P.O. Box 8037, Boston,
                       Massachusetts 02206-8037.
---------------------- -------------------------------------------------------------------------------------------------------------
---------------------- -------------------------------------------------------------------------------------------------------------
Fax                    Fax a request for redemption to the fund at 781-796-3326.
---------------------- -------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the fund on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The fund must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the fund on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the fund through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the fund in a timely manner.

Additional Information about Redemptions:


The fund's service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The fund and its service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.


Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.


The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

[GRAPHIC] ACCOUNT POLICIES

Calculation of Net Asset Value:


Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each class of shares' sales price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

The fund's securities are generally valued on the basis of market quotations. The fund obtains pricing data in the first instance from independent pricing services, which use market quotations, prices provided by market makers or estimates of market values to develop their pricing information. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. When market quotations are not readily available or are considered by the adviser to be unreliable, the fund's securities are valued at fair value as determined under policies approved by the Board of Directors. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using other methods of valuation.

Most securities held by the fund are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

The fund's foreign securities are valued as of the close of regular trading on the exchange using the exchange rate as of 2:00 p.m. Eastern time (the exchange rate is the rate at which the securities are translated from the local currency into U.S. dollars).

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.


With respect to securities which trade primarily on securities exchanges in time zones different from the United States, the fund may use the fair value of a security when the adviser determines that a significant event has occurred after the close of the foreign exchange or market, but before the close of the Exchange, that materially affects the integrity of the closing prices for any security or securities affected by that event so that they cannot be considered "readily available" market quotations. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by the fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated. The use of fair value prices may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated using closing market prices.


Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.

o making changes to the account registration after the account has been opened.

o transferring shares to an account in another Legg Mason fund with a different account registration.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The fund reserves the right to:

o    suspend the offering of shares permanently or for a period of time;

o    change its minimum investment amounts;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class); and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Fund Shares:


Frequent trading in the fund's shares increases the fund's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the fund's portfolio and increase the fund's costs associated with trading the fund's portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the fund's other shareholders. The fund therefore discourage frequent purchases and redemptions by shareholders.

The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.

Under the fund's frequent trading policy, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the fund detects a pattern of excessive trading. The policy provides that the fund will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the fund has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder's account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of fund shares pursuant to the Future First(R) Systematic Investment Plan and Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the fund uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the fund's' frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities broker-dealers, and mutual fund marketplaces) maintaining such account. The fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of the fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although the fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[GRAPHIC] SERVICES FOR INVESTORS


If you hold shares through a Financial Adviser, you may acquire shares of another Legg Mason fund by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the Legg Mason fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.


Confirmations and Account Statements:


You will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan and withdrawals made through the Systematic Withdrawal Plan). Primary Class shareholders will receive account statements monthly unless there has been no activity in the account. If there has been no monthly activity, Primary Class shareholders will receive a quarterly statement. Institutional Class shareholders will receive account statements monthly.


Systematic Withdrawal Plan:


Primary Class shareholders who are purchasing or already own shares of the fund with a net asset value of $5,000 or more may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. Certain Institutional Class shareholders with an initial net asset value of $1,000,000 or more may also be eligible to make systematic withdrawals from the fund. These shareholders should contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine their account's eligibility. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.

Exchange Privilege:


Primary Class: Primary Class shares of the fund may be exchanged for Primary Class shares of any other Legg Mason fund (Legg Mason funds do not include the Legg Mason Partners funds) and for Class A shares of the Smith Barney Cash Portfolio ("Cash Portfolio"). If you choose to exchange your fund shares for shares of the Cash Portfolio, the only exchange option available to you will be to exchange back to Primary Class shares of a Legg Mason fund. You can request an exchange in writing or by telephone.

Institutional Class: Institutional Class shares of the fund may be exchanged for shares of the same class of any other Legg Mason fund (Legg Mason funds do not include Legg Mason Partners Funds), provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).

Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the fund's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The fund reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.





Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the fund per the instructions below.


---------------------------------- -------------------------------------------------------------------------------------------------
Primary Class Shareholders         Call 1-800-822-5544 or write to Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box
                                   55214, Boston, MA 02205-8504.
---------------------------------- -------------------------------------------------------------------------------------------------
---------------------------------- -------------------------------------------------------------------------------------------------
Institutional Class Shareholders   Call 1-888-425-6432 or write to Legg Mason Investor Services - Institutional, c/o Boston
                                   Financial Data Services, P.O. Box 8037, Boston, MA 02206-8037.
---------------------------------- -------------------------------------------------------------------------------------------------

[GRAPHIC] DISTRIBUTIONS AND TAXES


The fund declares and pays dividends from any net investment income monthly. You will begin to earn dividends on shares of the fund as of the settlement date, which is normally the third business day after your order is placed with your Financial Adviser.

The fund distributes substantially all its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), the excess of net short-term capital gain over net long-term capital loss, and net realized gains from foreign currency transactions, if any, annually in December. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from the fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the fund satisfies certain holding period, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the fund dividends are paid; it is not expected that a significant part of any fund's dividends will so qualify. Distributions of the fund's net capital gain are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.


The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

The fund's dividend and interest income on, and gains it realizes from disposition of, foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

As required by law, each fund will withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.

Receiving Your Dividends and Other Distributions:

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the fund, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash.

o Primary Class shareholders who have a minimum account balance of $10,000 may request that their dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Class A shares of the Cash Portfolio, provided these funds are available for sale in your state.

o to change your election, you must notify the fund at least ten days before the next distribution is to be paid.

o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[GRAPHIC] PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the fund's Statement of Additional Information. The fund's complete portfolio holdings are available at http://www.leggmason.com/funds/ourfunds/portfolioholdings approximately on the next to last business day of the month following each quarter-end, and partial information concerning the fund's portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[GRAPHIC] FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Institutional Class shares of the fund have not yet commenced operations as of the date of this Prospectus, and therefore have no financial highlights to report. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the fund's annual report. The fund's annual report is available upon request by calling toll-free 1-800-822-5544 for holders of Primary Class shares or 1-888-425-6432 for holders of Institutional Class shares.

Primary Class:

                                                                              Years Ended December 31,
                                                 ---------------------------------------------------------------------------
                                                         2006            2005            2004            2003         2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $8.79          $9.22           $8.74           $8.63        $8.10
                                                 --------------------------------------------------------------------------
Investment operations:
   Net investment income                                   .28A           .28             .23             .28          .30
   Net realized and unrealized
     gain/(loss) on investments, options, futures
     and foreign currency transactions                     .15          (.35)             .49             .61          .53
                                                 --------------------------------------------------------------------------
   Total from investment operations                        .43          (.07)             .72             .89          .83
                                                 --------------------------------------------------------------------------
Distributions paid from:
   Net investment income                                 (.28)          (.36)           (.24)           (.78)        (.30)
                                                 --------------------------------------------------------------------------
   Total distributions                                   (.28)          (.36)           (.24)           (.78)        (.30)
                                                 --------------------------------------------------------------------------
Net asset value, end of year                             $8.94          $8.79           $9.22           $8.74        $8.63
                                                 ==========================================================================
   Total return                                          4.94%         (.77)%           8.39%          10.45%       10.51%

Ratios To Average Net Assets:B
   Total expenses                                        2.32%          2.16%           2.18%           2.32%        2.18%
   Expenses net of waivers, if any                       1.40%          1.40%           1.53%           1.90%        1.90%
   Expenses net of all reductions                        1.40%          1.40%           1.53%           1.90%        1.90%
   Net investment income                                 3.10%          3.02%           2.72%           2.83%        3.70%
Supplemental Data:
   Portfolio turnover rate                              362.7%         242.5%          245.2%          198.4%       141.0%
   Net assets, end of year
   (in thousands)                                       $37,365        $41,000         $45,468         $44,450      $41,450
----------------------------------------------------------------------------------------------------------------------------

A  Computed using average daily shares outstanding.
B Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;

o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

o    information we receive from consumer reporting agencies.


We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.



                    [This page is not part of the Prospectus]

Legg Mason Global Trust, Inc.
The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the Legg Mason Funds' website listed below.

Annual and Semi-Annual Reports - Additional information about the fund's investments is available in the fund's' annual and semi-annual reports to shareholders. In the fund's' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' website listed below.


To request the SAI or any reports to shareholders, or to obtain more information:


                       Primary Class Shareholders
                            Legg Mason Funds
                   c/o Boston Financial Data Services
                             P.O. Box 55214
                    Boston, Massachusetts
                    02205-8504
                             1-800-822-5544
                         www.leggmasonfunds.com






Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-371 05/2007                    Investment Company Act File Number: 811-07418
KC SKU# 539550

                          LEGG MASON GLOBAL TRUST, INC.

                         Legg Mason Global Income Trust
                      Legg Mason International Equity Trust
                        Legg Mason Emerging Markets Trust

                Primary Class Shares, Institutional Class Shares,
             Financial Intermediary Class Shares and Class R Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2007


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the funds' Prospectus dated May 1, 2007, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The funds' financial statements, notes thereto and the report of their independent registered public accounting firm are incorporated by reference from the funds' annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the funds' distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544 (Primary Class shares) or 1-888-425-6432
(Institutional Class, Financial Intermediary Class and Class R shares).



                        Legg Mason Investor Services, LLC


                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS
                                                                           Page

DESCRIPTION OF THE FUNDS....................................................1

FUND POLICIES ..............................................................1

INVESTMENT STRATEGIES AND RISKS.............................................3

ADDITIONAL RISK DISCLOSURE..................................................31

ADDITIONAL TAX INFORMATION..................................................31

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................35

VALUATION OF FUND SHARES....................................................38

TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES.........................40

MANAGEMENT OF THE FUNDS.....................................................42

THE FUNDS' INVESTMENT ADVISERS AND MANAGER..................................48

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................58

THE FUNDS' DISTRIBUTOR......................................................60

CAPITAL STOCK INFORMATION...................................................64

THE CORPORATION'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT......64

THE CORPORATION'S LEGAL COUNSEL.............................................64

THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............64

FINANCIAL STATEMENTS........................................................64

RATINGS OF SECURITIES.......................................................A-1

PROXY VOTING POLICIES.......................................................B-1

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectus and this SAI do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                            DESCRIPTION OF THE FUNDS

         Legg Mason Global Trust, Inc. ("Global Trust" or "Corporation") is an open-end management investment company that was incorporated in Maryland on December 31, 1992. Legg Mason Global Income Trust ("Global Income"), Legg Mason International Equity Trust ("International Equity"), and Legg Mason Emerging Markets Trust ("Emerging Markets") are separate series of Global Trust. Global Income Trust is non-diversified; International Equity, and Emerging Markets are diversified.

                                  FUND POLICIES

         The following information supplements the information concerning each fund's investment objective, policies and limitations found in the Prospectus.

         Global Income's investment objective is to seek current income and capital appreciation in order to achieve an attractive total return consistent with prudent investment risk. International Equity's investment objective is to seek maximum long-term total return. Emerging Markets' investment objective is to seek long-term capital appreciation. The investment objective of each fund is non-fundamental and may be changed by the Corporation's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.

         Each fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1. Borrowing: Each fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: Each fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: Each fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: Each fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: Each fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: Each fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: Each fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         Although not a part of each fund's fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         International Equity and Emerging Markets are diversified under the 1940 Act. Although not a part of each fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Each fund may only change to non-diversified status with the affirmative vote of its shareholders.

         Global Income is non-diversified; however, the fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the fund's taxable year: (1) with respect to 50% of the value of its total assets, no more than 5% of that value may be invested in the securities of any one issuer and it may not hold more than 10% of any issuer's outstanding voting securities and (2) no more than 25% of that value may be invested in the securities of any one issuer or, under certain circumstances, two or more issuers the fund controls. These limits do not apply to U.S. Government securities or securities of other RICs.


         Unless otherwise stated, each fund's investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval. The following are some of the non-fundamental investment limitations that each fund currently observes:


1. Borrowing: Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: Each fund may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent a fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments. (Global Income does not intend to make short sales in excess of 5% of its net assets during the coming year and International Equity does not intend to make short sales during the coming year.)

4. Margin Purchases: Each fund may not purchase securities on margin, except that (1) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) each fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

         Under normal circumstances, International Equity intends to invest at least 65% of its total assets in equity securities of issuers located outside the United States.

         Under normal circumstances, International Equity intends to invest at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities.

         Under normal circumstances, Emerging Markets intends to invest at least 80% of its net assets, plus any borrowing for investment purposes, in emerging market equity securities.

         Each of International Equity and Emerging Markets may not change its policy to invest at least 80% of its net assets, plus any borrowing for investment purposes, in the type of securities suggested by its name, as described in the Prospectus, unless it provides shareholders with at least 60 days' prior written notice of such change.


         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.



                         INVESTMENT STRATEGIES AND RISKS

The following applies to all of the funds, unless otherwise indicated:

Illiquid Investments and Restricted Securities

         Each fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted securities other than those a fund's adviser has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, a fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. A fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to a fund, acting pursuant to guidelines established by the Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in a fund's portfolio may adversely affect the fund's liquidity.

         The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. Each fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Each fund's non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security.


         There are various investment techniques that may give rise to an obligation of a fund to make a future payment, about which the SEC has stated it would not raise senior security concerns, provided the fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions, and repurchase agreements.


Securities Lending

         Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements.

         Each fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value.

Securities Of Other Investment Companies

         The funds may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

         In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for that fund. If a fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, a fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.


         The funds may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if a fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for a fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

         The 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other "registered investment companies" (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets. Certain exceptions may be available from these limits such as when the fund invests in an exchange-traded fund or a money market fund.

         The funds will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

         As a non-fundamental policy, International Equity will not rely on the exemptions contained in sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act to invest in the shares of other investment companies in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.


Securities of Exchange-Traded Funds

          A fund may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

          The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

          If an ETF is a registered investment company (as defined above) the limitations applicable to a fund's ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

         When cash is temporarily available, or for temporary defensive purposes, each fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. A fund will enter into repurchase agreements only with financial institutions determined by its adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for a term of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited.

         When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

         In determining its status as a diversified fund, International Equity and Emerging Markets, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Reverse Repurchase Agreements and Dollar Rolls

         A reverse repurchase agreement is a portfolio management technique in which a fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment.

         A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. A fund may also engage in reverse repurchase agreements in order to reinvest the proceeds in other securities or repurchase agreements. Such a use of reverse repurchase agreements would constitute a form of leverage.

         The funds may also enter into dollar roll transactions in which a fund sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon, and maturity) securities at an agreed upon future time. By engaging in a dollar roll transaction, a fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to invest the proceeds of the securities sold.

         When a fund reinvests the proceeds of a reverse repurchase agreement or dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party (in the case of a reverse repurchase agreement) the securities purchased for future delivery (in the case of a dollar roll) or the securities in which the proceeds are invested (in either case) would affect the market value of the fund's assets. As a result, such transactions could increase fluctuation in the fund's net asset value. If a fund reinvests the proceeds of the agreement or dollar roll at a rate lower than the cost of the agreement or dollar roll, engaging in the agreement or dollar roll will lower the fund's yield.

         To avoid potential leveraging effects of reverse repurchase agreements and dollar rolls, each fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund's obligation under the agreements or dollar rolls.

         A fund will not engage in reverse repurchase agreements if its total borrowings exceed 33 1/3% of its total assets.

Foreign Securities

         Each fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return can be earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since each fund may invest in securities denominated in currencies other than the U.S. dollar and since each fund may hold foreign currencies, a fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each fund's shares, and also may affect the value of dividends and interest earned by that fund and gains and losses realized by that fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.


         In addition to purchasing foreign securities, each fund may invest in American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of each fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each fund may also invest in Global Depositary Receipts

("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.


         Each fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the funds should be considered speculative. With respect to Global Income Trust, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality.

         Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with a low- to middle-income economy according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing or (iv) determined by an adviser to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities; (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets;
(4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) ADRs (or similar instruments) with respect to the foregoing.

         Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

         Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

         Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

         The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

         Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

         Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

Investment In Japan (International Equity)

         In recent years International Equity has invested more than 15% of its total assets in securities of Japanese issuers. Japan has the largest capitalized stock market outside the United States. The performance of the fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.

Investment In the UK  (International Equity)

         In recent years International Equity has invested more than 25% of its total assets in securities of United Kingdom issuers. Securities of United Kingdom issuers are denominated in the British pound sterling and will fluctuate with pound sterling - U.S. Dollar exchange rate movements. The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world and the world's leading marketplace for the trading of international equities. The United Kingdom's economy vies with France as the world's fourth largest economy. The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, its government has not taken any action to join the EMU. The United Kingdom's decision not to join the EMU when it was launched in 1999 provoked some European financial business to move from London to within the Euro region, but London remains a dominant financial center in Western Europe.

Currency Fluctuations

         Each fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of a fund's investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, the pace of business activity in other countries and the U.S. and other economic and financial conditions affecting the world economy.

         A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of a fund. Moreover, if the value of the foreign currencies in which a fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, that fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

         Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which a fund invests without regard to the effect such fluctuations have on income received or gains realized by the fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. However, governmental regulations and limited currency exchange markets in most emerging markets make it highly unlikely that International Equity (to the extent it invests in emerging market securities) or Emerging Markets will be able to engage in any hedging operations, at least in the foreseeable future. If hedging opportunities become available and a fund's adviser elects to employ them, the fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, each fund will incur transaction costs in connection with conversions between various currencies.

Debt Securities

         Each fund may invest in the debt securities of governmental or corporate issuers. Global Income Trust invests substantially all of its assets in fixed-income securities. International Equity and Emerging Markets may also invest in fixed-income securities to a lesser extent. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

         Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, a fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

         Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

         Each fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of a fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. A fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

         Fixed-income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

         Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"); however, each fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the fund. Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher-grade issues, but also involve higher risks. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. If an investment grade security purchased by a fund is subsequently given a rating below investment grade, the fund's adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it.

         The ratings of S&P and Moody's represent the opinions of those companies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by S&P and Moody's is included in Appendix A.

         In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each fund's adviser to determine, to the extent possible, that the planned investment is sound.

Lower-Rated Debt Securities (Global Income)

         The fund may invest in debt obligations (such as corporate debt securities and municipal obligations) in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. High-yield corporate fixed-income securities of foreign issuers in which the funds may invest include securities of companies that have their principal business activities and interests outside the United States.

         Generally, investments in securities in the lower rating categories or comparable unrated securities provide higher yields but involve greater price volatility and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P (commonly known as "junk bonds"), are below investment grade and have speculative characteristics, and those in the lowest rating categories are extremely speculative and may be in default with respect to payment of principal and interest. Global Income Trust may invest in corporate fixed-income securities rated as low as C by Moody's or D by S&P, or in unrated securities deemed by the fund's adviser to be of comparable quality.

         Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, a fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations. Global Income Trust may invest up to 25% of its total assets in securities rated below investment grade.

         Lower ratings reflect a greater possibility that an adverse change in financial condition will affect the ability of the issuer to make payments of principal and interest than is the case with higher-grade securities. In addition, lower-rated securities will also be affected by the market's perceptions of their credit quality and the outlook for economic growth. In addition, their prices have at times experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis. Economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for lower-rated securities may be less liquid than the market for securities with higher ratings.

Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their face value to meet redemption requests or to respond to changes in the market.

         Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, over the last two decades there has been a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.

         Although the above risks apply to all lower-rated securities, the investment risk increases when the rating of the security is below investment grade. The lowest-rated securities (D by S&P and C by Moody's) are regarded as having extremely poor prospects of ever attaining any real investment standing and, in fact, may be in default of payment of interest or repayment of principal. To the extent a fund invests in these lower-rated securities, the achievement of its investment objective may be more dependent on credit analysis by the fund's adviser than in the case of a fund investing in higher-rated securities.

         A fund may invest in securities which are in lower rating categories or are unrated if the fund's adviser determines that the securities provide the opportunity of meeting the fund's objective without presenting excessive risk. The respective adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the advisers may refer to ratings, they do not rely exclusively on ratings, but make their own independent and ongoing review of credit quality.

Corporate Debt Securities And Short-Term Instruments (Global Income)

         Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business and statutory trusts, in order to finance their short-term credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

         The fund also may invest in commercial paper issued in bearer form by banks or bank holding companies and finance companies. The fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

         Bank obligations in which the fund may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The fund also may invest in certificates of deposit of savings and loan associations (Federally or state chartered and federally insured) having total assets in excess of $1 billion. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the fund will generally assume positions considerably in excess of the insurance limits.

         The fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the funds. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

         Global Income limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment
(1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by the fund's adviser to be of comparable quality to obligations of U.S. banks in which the fund may invest. Subject to the fund's limitation on concentration of less than 25% of the fund's assets in the securities of issuers in a particular industry, there is no limitation on the amount of the fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Sovereign Debt (Global Income)

         Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the adviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the fund to suffer a loss of interest or principal on any of its holdings.

Preferred Stock

         Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the advisers.

         Global Income Trust has no current intention of converting or exchanging any convertible securities it may own into equity or holding them as equity upon conversion or exchange, although it may do so for temporary purposes. If a convertible security held by Global Income Trust is called for redemption, the fund will be required to convert or exchange it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the fund's ability to achieve its objective.

U.S. Government Obligations And Related Securities (Global Income)

         U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself if the agency or instrumentality does not meet its commitments.

         Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the OTC market.

         The fund may invest in U.S. Government obligations and related participation interests. In addition, the funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws. Generally, the fund will consider all interest-only or principal-only (See "Mortgage-Related Securities" below) fixed- income securities as illiquid.

Zero Coupon And Pay-In-Kind Bonds (Global Income)

         Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Fixed-Income Securities Issued By Supranational Organizations (Global Income)

         The fund may invest in fixed-income securities issued by supranational organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves, and net income.

Brady Bonds (Global Income)

         The fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Indexed Securities (Global Income)

         The fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the fund. The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.


Foreign Currency Exchange-Related Securities And Warrants


         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Mortgage-Related Securities (Global Income)

         Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates. In addition to fixed-rate, fixed-term mortgages, Global Income Trust may purchase pools of variable rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types of mortgages.

         Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the adviser determines that the securities are appropriate investments for the fund. The private mortgage-related securities in which the fund may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above.

         Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers and government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO, the fund could experience both delays in liquidating its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs.

         The fund also may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or the "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the fund purchases an IO and the underlying principal is repaid faster than expected, the fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the fund's 15% limit on illiquid securities. U.S. Government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by the fund's adviser, following guidelines and standards established by the Board of Directors.

         The fund's adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the fund's investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the fund's investing in such securities.

         The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by a fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.

         Although the market for mortgage-related securities issued by private organizations is becoming increasingly liquid, such securities may not be readily marketable. The fund will not purchase mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below) or any other investments which the sub-adviser deems to be illiquid pursuant to criteria established by the Board of Directors if, as a result, more than 15% of the value of the fund's net assets would be invested in such illiquid securities and investments. Government-related organizations that issue mortgage-related securities include GNMA, Fannie Mae and Freddie Mac. Securities issued by GNMA and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Asset-Backed Securities (Global Income)

         Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

Loans And Loan Participations (Global Income)
         The fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating company and may involve borrowers considered to be poor credit risks. The fund's interests in these loans may not be secured, and the fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the fund's 15% limit on illiquid securities.

Forward Commitments (Global Income)

         The fund may enter into commitments to purchase U.S. Government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued," a "delayed-delivery" or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or a loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. The fund will segregate cash or liquid debt securities equal to the commitments to purchase securities.

         The fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. The fund's custodian will place the securities in a separate account. Forward commitments to sell securities involve a risk of loss if the buyer fails to take delivery after the value of the securities has declined.

         To limit the amount of leverage from forward commitment transactions, the fund will segregate cash or other appropriate liquid securities with a value at least equal to the fund's obligation under the transactions.

         The fund does not expect that its purchases of forward commitments will at any time exceed, in the aggregate, 40% of its total assets.

Options, Futures And Other Strategies

         GENERAL. Each fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage a fund's foreign currency exposure (including exposure to the euro) as well as other risks of a fund's investments that can affect its net asset value. A fund's adviser may determine not to hedge particular risks, and a fund may be completely unhedged at any point in time. Emerging Markets will not often employ hedging strategies because such instruments are generally not available in emerging markets; however, the fund reserves the right to hedge its portfolio investments in the future. Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 40% of the fund's total assets would be so invested.

         As an operating policy, each fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each fund is authorized to invest in foreign securities, each fund may purchase and sell foreign currency (including euro) derivatives.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds' Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon an adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a fund might be required to maintain segregated assets as "cover," or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

     (5) A fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.


         COVER. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the funds' books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.


         Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for cover or segregation could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that a fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Global Income may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the fund has written. The fund would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in a fund's net asset value being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

         Each fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as the call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of a fund's fixed-income portfolio. If an adviser wishes to shorten the average duration of a fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of a fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

                                    * * * * *

         To the extent that a fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         Each fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. Each fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar.

         Global Income also may use forward currency contracts to attempt to enhance income or yield. The fund could use forward currency contracts to increase its exposure to foreign currencies that the fund's adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the fund's adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on an adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that an adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

         COMBINED POSITIONS. Each fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. Each fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS AND COLLARS. Each fund may enter into swaps, caps, floors, and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which a fund enters into swaps, caps, floors, or collars will be monitored by its adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. A fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing or the restriction on senior securities. Each fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid and Restricted Investments."

         Global Income does not intend to purchase caps, collars or floors if, as a result, more than 5% of its net assets would thereby be placed at risk. Global Income may engage in swaps with a value equaling up to 10% of its total assets; however, no more than 5% of its assets can be exposed at any time through swaps with any one counterparty and each counterparty must have a minimum S&P rating of AA.

         PORTFOLIO TURNOVER. Each fund may have an annual portfolio turnover rate significantly in excess of 100%. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by the fund. It may also increase the amount of short-term capital gains realized by the fund and thus may affect the tax treatment of distributions paid to shareholders, because distributions of net short-term capital gains are taxable as ordinary income. Each fund will take these possibilities into account as part of its investment strategies.


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


                           ADDITIONAL RISK DISCLOSURE

Investments by Affiliated Funds of Funds in the Fund (International Equity)

         Certain investment companies which are affiliated with the fund because they are managed by an investment advisory affiliate of the fund's investment manager may invest in the fund. These investment companies are referred to as "funds of funds" because they invest primarily in other investment companies.

        From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund's performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

         The fund's investment manager, Legg Mason Fund Adviser, Inc. ("LMFA" or the "manager"), and investment adviser, Batterymarch Financial Management, Inc. ("Batterymarch" or the "adviser"), may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the manager and adviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the fund) than would be permitted for an unaffiliated investor. The manager and the adviser have committed to the Board of Directors that they will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with the manager's and adviser's fiduciary duty to the fund. As necessary, the manager and the adviser will take such actions as they deem appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by 529 plans.




                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

         For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a RIC under the Code, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

         By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income" (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and Other Distributions and Redemption of Shares

         Dividends and other distributions a fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate for any fund may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends a fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. A fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Capital gain distributions a fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

Foreign Securities

         FOREIGN TAXES. Dividends and interest a fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to any such election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax, or alternatively, deduct the foreign taxes deemed paid by the shareholder in computing the shareholder's taxable income. If a fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may make an election that would enable them to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock a fund included in income for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


         FOREIGN CURRENCIES. Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

Options, Futures and Forward Currency Contracts

         The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations) -- and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies -- will be treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to it. A fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

Other

         If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any funds' transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-In-Kind Securities

         Global Income Trust may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, the fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, the fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.


Future First(R) Systematic Investment Plan

         The Future First(R) Systematic Investment Plan ("Future First") is available to those Primary Class shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers similar services.

         If you invest in Primary Class shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The appropriate fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

Systematic Withdrawal Plan

         The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.

         Primary Class Shareholders


         Primary Class shareholders having an account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the funds' transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the appropriate fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the funds. Each fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


         Institutional and Financial Intermediary Class Shareholders


         Shareholders of a fund's Institutional Class or Financial Intermediary Class shares with an initial net asset value of $1,000,000 or more are eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. Each fund, its transfer agent, and Legg Mason Investor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


         In General

         The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

         Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, Primary Class shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.


Class R Shares

         As stated in the Prospectus, Class R shares of International Equity Trust are generally available only to Retirement Plans with accounts held on the books of the fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary). Notwithstanding this provision, the fund's adviser or an affiliate may also purchase Class R shares.

Other Information Regarding Redemptions

         Each fund reserves the right to modify or terminate the telephone, electronic or other redemption services, as applicable to that fund, described in the Prospectus and this SAI at any time.


         The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.

         There is a 2% redemption fee charged for redemptions within 60 days of purchase of Emerging Markets Trust shares and International Equity Trust shares. The redemption fee is paid to the funds to reimburse them for transaction costs they incur entering into positions in foreign and emerging market securities and liquidating them in order to fund redemptions.

         Clients of certain financial intermediaries that maintain omnibus accounts with the funds' transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

         Each fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. Each fund does not redeem "in-kind" under normal circumstances, but would do so where its adviser determines that it would be in the best interests of that fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.


Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

         The funds have authorized one or more financial services institutions to receive on their behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on a fund's behalf. A fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution's authorized designee, receives the order. Orders will be priced at that fund's net asset value next computed after they are received by an authorized trust company or the financial services institution's authorized designee and accepted by that fund.


Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary


         You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.


         You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.


                            VALUATION OF FUND SHARES


         Pricing of fund shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board of Directors.

         Equity securities traded on national securities exchanges are normally valued at the last quoted sales price, except securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") which are normally valued in accordance with the Nasdaq Official Closing Price. Over the counter securities are normally valued at the mean between the latest bid and asked prices. Fixed income securities are normally valued at the bid price. Premiums received on the sale of put and call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from the net assets of each class.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such significant events can include changes in the price levels of securities markets, including the United States securities markets, occurring after the close of the foreign securities markets on which the securities trade. The use of fair value pricing by the fund is intended to eliminate pricing inaccuracies which can occur based on significant events occurring between the time of the closing of a foreign market on which securities trade and the time when the net asset value of the fund is calculated.

         In cases where securities are traded on more than one market, the securities are generally valued on the market considered by each fund's adviser as the primary market. Foreign currency exchange transactions of a fund occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Securities trading in emerging markets may not take place on all days on which the Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open.


Disclosure of Portfolio Holdings


          The Board of Directors has adopted the following policy with respect to the disclosure of each fund's portfolio holdings. The Board of Directors believes the policy is in the best interests of the funds and their shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds' portfolio holdings and the need to protect the funds from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the advisers. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.


         Policy. Except as described below, no portfolio holdings information of a fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

         Public Disclosure of Portfolio Holdings. Each fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the funds' fiscal year. The Corporation's reports and its Form N-Q filings are available at the website of the SEC at www.sec.gov.

         Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Partial information concerning each fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

         Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the funds' policy.


         Non-Public Dissemination of Portfolio Holdings Information. From time to time it may be necessary to disclose portfolio holdings that are not publicly available, to certain third parties. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by each fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to each fund may result in sales of fund shares.


     At the present time the Corporation has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

     Kirkpatrick & Lockhart Preston Gates Ellis LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     FactSet Research Systems, Inc. - Information is provided daily with no time lag.

     Institutional Shareholder Services - Information is provided daily with no time lag.

     Emerging Portfolio Fund Research, Inc. - Information is provided monthly with no time lag.

     Macgregor Professional Services - Information is provided as needed with no time lag.

         In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Additionally, each fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, a fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker-dealer whom the adviser believed was misusing the disclosed information.

         The Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to each fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.


         Each fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to each fund's portfolio holdings or derived from each fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably be seen to give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.


1- A small number of portfolio holdings (including information that a fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2- General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

         The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.


               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

         Investors may invest in Primary Class shares of a fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account - IRA

         TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan -- SEP

         LMIS makes available to corporate and other employers a SEP for investment in Primary Class shares of a fund.

Savings Incentive Match Plan for Employees - SIMPLE

         An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

Coverdell Education Savings Account - Coverdell ESA

         A Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

         For further information regarding any of the above-qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

Withholding

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUNDS


         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad oversight over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.


         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.


         The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current directors who are not interested persons of the Corporation

("Independent Directors"). The Independent Directors Committee considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met five times, the Nominating Committee did not meet and the Independent Directors Committee met six times.


         The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT DIRECTORS:


                                Term of
           Name,               Office and    Number of Funds
   (Year of Birth) and       Length of Time  in Fund Complex                                          Principal Occupation(s)
 Position with Corporation     Served (1)        Overseen       Other Directorships Held            During the Past Five Years
---------------------------- --------------- ----------------- ---------------------------- ----------------------------------------
---------------------------- --------------- ----------------- ---------------------------- ----------------------------------------

Hearn, Ruby P.                 Since 2004           16                    None              Senior Vice President Emerita of The
(1940)                                                                                      Robert Wood Johnson Foundation
Director                                                                                    (non-profit) since 2001. Formerly:
                                                                                            Senior Vice President of The Robert Wood
                                                                                            Johnson Foundation (1996-2001).

Lehman, Arnold L.              Since 1993           16                    None              Director of the Brooklyn Museum since
(1944)                                                                                      1997; Trustee of American Federation of
Lead Independent Director                                                                   Arts since 1998.  Formerly: Director of
                                                                                            The Baltimore Museum of Art (1979-1997).


Masters, Robin J.W.            Since 2002           16         Director of Cheyne Capital   Retired.  Formerly:  Chief Investment
(1955)                                                            International Limited     Officer of ACE Limited (insurance)
Director                                                       (investment advisory firm).  (1986-2000).


McGovern, Jill E.              Since 1993           16                    None              Senior Consultant, American Institute
(1944)                                                                                      for Contemporary German Studies (AICGS)
Director                                                                                    since 2007.  Formerly: Chief Executive
                                                                                            Officer of The Marrow Foundation
                                                                                            (non-profit) (1993-2007); Executive
                                                                                            Director of the Baltimore International
                                                                                            Festival (1991-1993); Senior Assistant
                                                                                            to the President of The Johns Hopkins
                                                                                            University (1986-1990).

Mehlman, Arthur S.             Since 2002    Director/Trustee     Director of Municipal     Retired.  Formerly:  Partner, KPMG LLP
(1942)                                         of all Legg       Mortgage & Equity, LLC.    (international accounting firm)
Director                                       Mason funds                                  (1972-2002).
                                              consisting of
                                              16 portfolios;
                                             Director/Trustee
                                               of the Royce
                                             Family of Funds
                                              consisting of
                                              25 portfolios.



                                                43


O'Brien, G. Peter              Since 1999    Director/Trustee    Director of Technology     Retired. Trustee Emeritus of Colgate
(1945)                                         of all Legg      Investment Capital Corp.    University; Board Member, Hill House,
Director                                       Mason funds                                  Inc. (residential home care); Board
                                              consisting of                                 Member, Bridges School (pre-school).
                                              16 portfolios;                                Formerly: Managing Director, Equity
                                             Director/Trustee                               Capital Markets Group of Merrill Lynch &
                                               of the Royce                                 Co. (1971-1999).
                                             Family of Funds
                                             consisting of 25
                                              portfolios.

Rowan, S. Ford                 Since 2002           16                    None              Consultant, Rowan & Blewitt Inc.
(1943)                                                                                      (management consulting); Chairman,
Director                                                                                    National Center for Critical Incident
                                                                                            Analysis, National Defense University,
                                                                                            since 2004; Director of Santa Fe
                                                                                            Institute (scientific research
                                                                                            institute) since 1999.

Tarola, Robert M.              Since 2004           16                    None              Senior Vice President and Chief
(1950)                                                                                      Financial Officer of W. R. Grace & Co.
Director                                                                                    (specialty chemicals) since 1999.
                                                                                            Formerly: Chief Financial Officer of
                                                                                            MedStar Health, Inc. (healthcare)
                                                                                            (1996-1999); Partner, Price Waterhouse,
                                                                                            LLP (accounting and auditing) (1984-
                                                                                            1996).


INTERESTED DIRECTORS:

                                Term of
           Name,               Office and    Number of Funds
   (Year of Birth) and       Length of Time  in Fund Complex                                          Principal Occupation(s)
 Position with Corporation     Served (1)        Overseen       Other Directorships Held            During the Past Five Years
---------------------------- -------------- ------------------ --------------------------- -----------------------------------------
---------------------------- -------------- ------------------ --------------------------- -----------------------------------------

Curley Jr., John F.           Since 1993           16                     None             Chairman of the Board of all Legg Mason
(1939)                                                                                     Funds.  Formerly:  Vice Chairman and
Chairman and Director                                                                      Director of Legg Mason, Inc. and Legg
                                                                                           Mason Wood Walker, Incorporated
                                                                                           (1982-1998); Director of Legg Mason Fund
                                                                                           Adviser, Inc. (1982-1998) and Western
                                                                                           Asset Management Company (1986-1998)
                                                                                           (each a registered investment adviser).

Fetting, Mark R.               President      President and               None             Senior Executive Vice President of Legg
(1954)                        since 2001    Director/Trustee                               Mason, Inc., Director and/or officer of
President and Director       and Director      of all Legg                                 various Legg Mason, Inc. affiliates since
                              since 2002       Mason funds                                 2000.  Formerly: Division President and


                                                44



                                            consisting of 16                               Senior Officer of Prudential Financial
                                               portfolios;                                 Group, Inc. and related companies,
                                            Director/Trustee                               including fund boards and consulting
                                              of the Royce                                 services to subsidiary companies (1991-
                                             Family of Funds                               2000); Partner, Greenwich Associates
                                            consisting of 25                               (financial consulting); Vice President,
                                               portfolios.                                 T. Rowe Price Group, Inc.



EXECUTIVE OFFICERS:

                                Term of
           Name,               Office and    Number of Funds
   (Year of Birth) and       Length of Time  in Fund Complex                                          Principal Occupation(s)
 Position with Corporation     Served (1)        Overseen       Other Directorships Held            During the Past Five Years
----------------------------- -------------- ------------------ --------------------------- ----------------------------------------
----------------------------- -------------- ------------------ --------------------------- ----------------------------------------

Karpinski, Marie K.            Since 1993           16                     None             Vice President and Chief Financial
(1949)                                                                                      Officer of all Legg Mason Funds.  Vice
Vice President and Chief                                                                    President and Treasurer of Legg Mason
Financial Officer                                                                           Fund Adviser, Inc. Vice President and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset Funds, Inc.,
                                                                                            Western Asset Income Fund and Western
                                                                                            Asset Premier Bond Fund; Treasurer and
                                                                                            Principal Financial and Accounting
                                                                                            Officer of Western Asset/Claymore U.S.
                                                                                            Treasury Inflation Protected Securities
                                                                                            Fund (2003-present), and Western
                                                                                            Asset/Claymore U.S. Treasury Inflation
                                                                                            Protected Securities Fund 2
                                                                                            (2004-present).

Merz, Gregory T.               Since 2003           16                     None             Vice President and Deputy General
(1958)                                                                                      Counsel of Legg Mason, Inc. since 2003.
Vice President and Chief                                                                    Formerly:  Associate General Counsel,
Legal Officer                                                                               Fidelity Investments (1993-2002).

Becker, Ted P.                 Since 2007           16                     None             Director of Global Compliance at Legg
(1951)                                                                                      Mason (2006 to present); Managing
Vice President and Chief                                                                    Director of Compliance at Legg Mason &
Compliance Officer                                                                          Co. (2005 to present); Chief Compliance
                                                                                            Officer with certain mutual funds
                                                                                            associated with Legg Mason & Co. (since
                                                                                            2006); Chief Compliance Officer of
                                                                                            LMPFA and certain affiliates; Managing
                                                                                            Director of Compliance at CAM (2002 to
                                                                                            2005). Prior to 2002, Managing
                                                                                            Director-Internal Audit & Risk
                                                                                            Review at Citigroup Inc.

                                                45




Wachterman, Richard M.         Since 2004           16                     None             Associate General Counsel of Legg Mason,
(1947)                                                                                      Inc. since 2004. Formerly: Managing
Secretary                                                                                   Director, Victory Capital Management,
                                                                                            Inc. (investment management)
                                                                                            (1993-2003).

Hughes, Wm. Shane              Since 2006           12                     None             Assistant Vice President of Legg Mason &
(1968)                                                                                      Co., LLC and Manager, Funds Accounting
Treasurer                                                                                   since 2005. Formerly: Assistant Vice
                                                                                            President of Legg Mason Wood Walker,
                                                                                            Incorporated (2002-2005) and Manager,
                                                                                            Funds Accounting, Legg Mason Wood
                                                                                            Walker, Incorporated (1997-2005).

(1) Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.


         Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the funds' adviser or its affiliated entities (including the funds' principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

         The following table shows each director's ownership of shares of the funds and of all the Legg Mason Funds served by the director as of December 31, 2006:

                                                                                                        Aggregate Dollar Range of
                                                                                                        Shares in the Legg Mason
         Name of Director                            Dollar Range of Equity Securities in:                Funds Owned by Director

Curley Jr., John F.                          Global Income:                  None
                                             International Equity:           None                           Over $100,000
                                             Emerging Markets:               None

Fetting, Mark R.                             Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:               None

Hearn, Ruby P.                               Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:               None


Lehman, Arnold L.                            Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:          $10,001 - $50,000


                                       46


Masters, Robin J.W.                          Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:               None


McGovern, Jill E.                            Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:               None

Mehlman, Arthur S.                           Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:               None

O'Brien, G. Peter                            Global Income:                  None                           Over $100,000
                                             International Equity:           None
                                             Emerging Markets:               None


Rowan, S. Ford                               Global Income:                   None                          Over $100,000
                                             International Equity:        Over $100,000
                                             Emerging Markets:            Over $100,000


Tarola, Robert M.                           Global Income:                   None                           Over $100,000
                                            International Equity:            None
                                            Emerging Markets:                None



         The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.


                                        Aggregate Compensation from        Total Compensation from
Name of Person and Position                    Corporation*                   Legg Mason Funds**            Total Compensation from
                                                                                Funds**                            Fund Complex***
INDEPENDENT DIRECTORS:
Hearn, Ruby P. -                              $15,686****                        $120,000                           $120,000
Director
Lehman, Arnold L. -                           $18,186****                        $139,250                           $139,250
Director
Masters, Robin J.W. -                           $15,686                          $121,250                           $121,250
Director
McGovern, Jill E. -                           $15,640****                        $121,250                           $121,250
Director


                                       47


Mehlman, Arthur S. -                            $17,085                          $131,250                           $223,500
Director
O'Brien, G. Peter -                           $15,640****                        $120,000                           $212,250
Director
Rowan, S. Ford -                                $15,686                          $121,250                           $121,250
Director
Tarola, Robert M. -                             $15,686                          $121,250                           $121,250
Director

         INTERESTED DIRECTORS:

Curley, John F., Jr. -                            None                            None                               None
Chairman of the Board and Director
Fetting, Mark R. -                                None                            None                               None
Director

*        Represents  compensation  paid to the directors by Legg Mason Global Trust,
         Inc. for the fiscal year ended December 31, 2006.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Legg Mason Funds. During that period there were 10 open-end investment companies in the Legg Mason Funds, consisting of 21 portfolios.

*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2006 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 25 portfolios of The Royce Funds.

**** The total amount of deferred compensation accrued by the Corporation (including earnings or depreciation in value of amounts deferred) through the 2006 fiscal year for participating Directors is as follows:
         Ruby P. Hearn, $7,937; Arnold L. Lehman, $7,777; Jill E. McGovern, $34,838; and G. Peter O'Brien, $32,734.


         Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. For serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

         On March 31, 2007, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of a fund's outstanding shares.

         On March 31, 2007, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of a fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o

Legg Mason Funds at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202,
Attn: Fund Secretary.


---------------------------------------------------------- ------------------------------------ -----------------------------------
                    NAME AND ADDRESS                                   FUND/CLASS                        % OF CLASS HELD
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Suntrust Bank ttee fbo                                     International Equity
The Hunter & Company 401(k) PSP                            -Class R                                      94.88%
C/o Fascore LLC
8515 E. Orchard Rd. 2T2
Greenwood Village, CO 80111-5002
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Legg Mason Inc.                                            International Equity
C/o Cheryl Ruth                                            -Class R                                       5.12%
100 Light Street
Baltimore, MD 21202-1036
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Vanguard Fiduciary Trust                                   International Equity
P.O. Box 2600                                              -Financial Intermediary Class                 22.75%
Attn:  Outside Funds
Valley Forge, PA 19482-2600
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Citigroup Global Markets Inc.                              International Equity
333 West 34th Street                                       -Financial Intermediary Class                  9.61%
New York, NY 10001-2402
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Wachovia Bank fbo                                          International Equity
Various Retirement Plans                                   -Financial Intermediary Class                  9.28%
1525 West WT Harris Blvd.
Charlotte, NC 28288-0001
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Wells Fargo Bank N.A. fbo                                  International Equity
Plan Services                                              -Financial Intermediary Class                  8.11%
733 Marquette Ave.
Minneapolis, MN 55479-0001
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Charles Schwab & Co. Inc.                                  International Equity
Special Custody Account                                    -Financial Intermediary Class                  7.00%
101 Montgomery Street
San Francisco, CA 94104-4151
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Emjayco                                                    International Equity
fbo American Micro Products                                -Financial Intermediary Class                  5.64%
401k Plan
P.O. Box 17909 Milwaukee, WI 53217
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Citigroup Global Markets Inc.                              International Equity
333 West 34th Street                                       -Institutional Class                          92.49%
New York, NY 10001-2402
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
The Russell Berrie Foundation                              Emerging Markets
300 Frank W. Burr Blvd., Ste. 7                            -Institutional Class                          28.78%
Teaneck, NJ 07666-6703
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Citigroup Global Markets Inc.                              Emerging Markets
333 West 34th Street                                       -Institutional Class                          25.68%
New York, NY 10001-2402
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Capinco c/o U.S. Bank                                      Emerging Markets
P.O. Box 1787                                              -Institutional Class                          22.51%
Milwaukee, WI 53201-1787
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Charles Schwab & Co. Inc.                                  Emerging Markets
Special Custody Account                                    -Institutional Class                          12.96%
101 Montgomery Street
San Francisco, CA 94104-4151
---------------------------------------------------------- ------------------------------------ -----------------------------------
---------------------------------------------------------- ------------------------------------ -----------------------------------
Vanguard Fiduciary Trust                                   Emerging Markets
P.O. Box 2600                                              -Institutional Class                          6.39%
Attn: Outside Funds
Valley Forge, PA 19482-2600
---------------------------------------------------------- ------------------------------------ -----------------------------------

                   THE FUNDS' INVESTMENT ADVISERS AND MANAGER


         LMFA, a Maryland corporation, 100 Light Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), which also is the parent of LMIS. LMFA serves as manager to Global Income, International Equity and Emerging Markets under separate Management Agreements (each a "Management Agreement").


         Each Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA manages or oversees the investment and other affairs of the respective fund. LMFA is responsible for managing each fund consistent with the 1940 Act, the Code and each fund's investment objectives and policies described in the Prospectus and this SAI. LMFA is obligated to (a) furnish each fund with office space and executive and other personnel necessary for the operations of the fund; (b) supervise all aspects of each fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Corporation's officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the Corporation who are officers, directors or employees of LMFA. Each fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, each fund's distributor, compensation of the Independent Directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations. A fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. A fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         LMFA has delegated the portfolio management functions for Global Income Trust to Western Asset Management Company ("Western Asset"). LMFA has delegated the portfolio management functions for International Equity and Emerging Markets to Batterymarch.

         LMFA receives for its services a management fee, calculated daily and payable monthly, at annual rates of each fund's average daily net assets according to the following:

------------------------------------ ----------------------------------
Global Income Trust                                0.75%
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
International Equity                               0.75%
------------------------------------ ----------------------------------
------------------------------------ ----------------------------------
Emerging Markets                                   1.00%
------------------------------------ ----------------------------------

         Management fees are allocated among each class based on their pro rata share of fund assets.


         LMFA has voluntarily agreed to waive its fees to the extent that Global Income Trust's total operating expenses attributable to Primary Class and Institutional Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 1.40% and 1.15%, respectively, of the fund's average daily net assets attributable to Primary Class and Institutional Class shares, respectively. LMFA has voluntarily agreed to waive its fees to the extent that International Equity's total annual operating expenses attributable to Primary Class, Institutional Class, Financial Intermediary Class and Class R shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 2.10%, 1.10%, 1.35% and 1.60%, respectively, of the fund's average daily net assets attributable to Primary Class, Institutional Class, Financial Intermediary Class and Class R shares, respectively. LMFA has voluntarily agreed to waive its fees if and to the extent necessary to limit Emerging Markets' total annual operating expenses attributable to Primary Class, Institutional Class and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25%, 1.25% and 1.50%, respectively, of the fund's average daily net assets attributable to Primary Class, Institutional Class and Financial Intermediary Class shares, respectively. These agreements will expire on April 30, 2008, unless extended by LMFA.


         For the following fiscal years ended December 31, the funds incurred management fees of (prior to fees waived):


----------------------------------- ----------------------- ---------------------- ----------------------
        Fund                                 2006                   2005                   2004
----------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------- ----------------------- ---------------------- ----------------------
Global Income                              $292,322               $333,256               $336,001
----------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------- ----------------------- ---------------------- ----------------------
International Equity                      $3,428,195             $1,749,671             $1,248,945
----------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------- ----------------------- ---------------------- ----------------------
Emerging Markets Trust                    $3,084,992             $1,714,404             $1,156,172
----------------------------------- ----------------------- ---------------------- ----------------------

         For the following fiscal years ended December 31, the following management fees were waived by LMFA:

----------------------------------- ----------------------- ---------------------- ----------------------
        Fund                                 2006                   2005                   2004
----------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------- ----------------------- ---------------------- ----------------------
Global Income                              $259,328               $226,670               $196,744
----------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------- ----------------------- ---------------------- ----------------------
International Equity                          $0                     $0                     $0
----------------------------------- ----------------------- ---------------------- ----------------------
----------------------------------- ----------------------- ---------------------- ----------------------
Emerging Markets Trust                     $169,677               $368,551               $359,691
----------------------------------- ----------------------- ---------------------- ----------------------


         Under its Management Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

         Western Asset, 385 East Colorado Boulevard, Pasadena, CA 91101, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Global Income Trust under an Advisory Agreement between Western Asset and LMFA ("Advisory Agreement"). Under the Advisory Agreement, Western Asset is responsible, subject to the general supervision of LMFA and the Board of Directors, for the actual management of Global Income Trust's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Western Asset's services, LMFA (not the fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA or 0.40% of the fund's average daily net assets.

         Western Asset received the following fees from LMFA for its services to Global Income Trust, for the fiscal years ended December 31:


------------------------------------ -----------------------------------------
             Year                                 Fees Received
------------------------------------ -----------------------------------------
------------------------------------ -----------------------------------------
             2006                                 $17,597
------------------------------------ -----------------------------------------
------------------------------------ -----------------------------------------
             2005                                 $56,846
------------------------------------ -----------------------------------------
------------------------------------ -----------------------------------------
             2004                                 $74,270
------------------------------------ -----------------------------------------

         Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Legg Mason, Inc. Batterymarch serves as the investment adviser to International Equity and Emerging Markets under separate Investment Advisory Agreements (each an "Advisory Agreement"). Under each Advisory Agreement, Batterymarch is responsible, subject to the general supervision of LMFA and the Board of Directors, for the actual management of International Equity's and Emerging Markets assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Batterymarch's services, LMFA (not the funds) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 66 2/3% and

75% of the fee received by LMFA from International Equity and Emerging Markets, respectively or 0.50% and 0.75% of each fund's average daily net assets, respectively.

         Batterymarch received the following fees from LMFA for its services to International Equity for the fiscal years ended December 31:

------------------------------------------- ------------------------------------
                   Year                                Fees Received
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
                   2006                                  $2,285,475
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
                   2005                                  $1,166,453
------------------------------------------- ------------------------------------
------------------------------------------- ------------------------------------
                   2004                                   $832,671
------------------------------------------- ------------------------------------

         Batterymarch received the following fees from LMFA for its services to Emerging Markets for the fiscal years ended December 31:

------------------------------------------ -------------------------------------
                  Year                                 Fees Received
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
                  2006                                  $2,186,486
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
                  2005                                  $1,009,390
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
                  2004                                   $597,361
------------------------------------------ -------------------------------------


         Under each Management Agreement and each Advisory Agreement, LMFA, Western Asset and Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by any fund in connection with the performance of each Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         Each Management Agreement and each Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the outstanding voting securities of that fund or by LMFA, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the respective fund.

Sub-Advisory Agreement For Global Income Trust


     Western Asset Management Company Limited ("Western Asset Ltd."), 10 Exchange Square, Primrose Street, London EC2A 2EN, England, an affiliate of Legg Mason, serves as an investment sub-adviser to Global Income Trust under a Sub-Advisory Agreement between Western Asset Ltd. and Western Asset ("Sub-Advisory Agreement").


     Western Asset Ltd. provides research, analytical and trading support for the fund's investment program, as well as exercises investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA and the overall direction of the Board of Directors. As compensation for Western Asset Ltd.'s services and for expenses borne by Western Asset Ltd. under the Sub-Advisory Agreement, Western Asset pays Western Asset Ltd. monthly at an annual rate equal to 0.20% of the fund's average daily net assets. In addition, LMFA pays Western Asset Ltd. a fee at an annual rate equal to 0.10% of the fund's average daily net assets for certain administrative expenses.

     Western Asset Ltd. received the following fees from Western Asset for its services to Global Income Trust for the years ended December 31:

------------------------------------------ ------------------------------------
                  Year                                   Fees Received
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------
                  2006                                      $13,198
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------
                  2005                                      $42,635
------------------------------------------ ------------------------------------
------------------------------------------ ------------------------------------
                  2004                                      $37,135
------------------------------------------ ------------------------------------


         Under the Sub-Advisory Agreement, Western Asset Ltd. will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the fund's outstanding voting securities, by LMFA, by Western Asset or by Western Asset Ltd., on not less than 60 days' notice to the fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or upon the mutual written consent of LMFA, Western Asset, Western Asset Ltd. and the fund.

Portfolio Managers

     Global  Income  Trust.  S.  Kenneth  Leech,  Stephen  A.  Walsh,  Detlev S.

Schlichter, Gregory A. Peeke, and Andres Sanchez-Balcazar, serve as portfolio managers to Global Income Trust. The tables below provide information regarding other accounts for which Mr. Leech, Mr. Walsh, Mr. Schlichter, Mr. Peeke, and Mr. Sanchez-Balcazar, have day-to-day management responsibility.



S. Kenneth Leech
As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment          135                $101,777,319,224                     None                            $0
Companies
Other pooled                   119                $125,569,214,103                     None                            $0
investment vehicles
Other accounts                 953                $274,000,744,331                      96                       $31,138,791,430


Stephen A. Walsh
As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment          135                  $101,777,319,224                None                            $0
Companies
Other pooled                   119                  $125,569,214,103                None                            $0
investment vehicles
Other accounts                 953                  $274,000,744,331                 96                       $31,138,791,430

Detlev S. Schlichter
As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment          2                     $196,031,076                 None                              $0
Companies
Other pooled                   21                    $3,899,202,306               None                              $0
investment vehicle
Other accounts                 64                    $23,808,652,783               21                         $7,046,017,941


Gregory A. Peeke
As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment          0                        $0                           None                              $0
Companies
Other pooled                   0                        $0                           None                              $0
investment vehicle
Other accounts                 2                     $115,753,632                    None                              $0


Andres Sanchez-Balcazar
As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment            2                   $196,031,076              None                              $0
Companies
Other pooled                    21                 $3,899,202,306              None                              $0
investment vehicle
Other accounts                  64                $23,808,652,783               21                         $7,046,017,941



         The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

         Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio's trades.


         It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.


         With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.


         It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio's sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

         A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Compensation of Portfolio Managers


         With respect to the compensation of the portfolio managers, Western's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

         Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

         In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western's business.

         Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.



International Equity. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time. Charles F. Lovejoy, CFA, is Director and Senior Portfolio Manager of Batterymarch's International team and as such has day-to-day management responsibility for the account. The table below provides information regarding other accounts for which Charles Lovejoy has day-to-day management responsibility.

As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment            8                 $1,992,539,443              None                              $0
Companies
Other pooled                    11                 $1,069,983,015              None                              $0
investment vehicle
Other accounts                  20                 $3,642,816,414                1                          $15,323,894


Emerging Markets. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Members of the investment team may change from time to time. David W. Lazenby, CFA, is Director and Senior Portfolio Manager of Batterymarch's

Emerging Markets team and as such has day-to-day management responsibility for the account. The table below provides information regarding other accounts for which David Lazenby has day-to-day management responsibility.

As of December 31, 2006:

    Type of Account      Number of Accounts     Total Assets              Number of Accounts Managed      Assets Managed for which
                                                                          for which Advisory Fee is           Advisory Fee is
                             Managed                Managed                   Performance-Based              Performance-Based
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
------------------------ -------------------- ------------------------ ------------------------------ ------------------------------
Registered Investment            1                   $186,333,494              None                              $0
Companies
Other pooled                     4                 $2,171,267,057              None                              $0
investment vehicle
Other accounts                   5                   $520,021,608              None                              $0


Conflicts of Interest

         Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Allocation of Limited Investment Opportunities

         If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

         Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially-Filled Transactions in Securities

         Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.


Opposite (i.e., Contradictory) Transactions in Securities

         Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

         In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.


         Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.


         Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.


Selection of Brokers/Dealers

          In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow in connection with research received or any other arrangement. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.


Personal Securities Transactions


         Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.


         Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

         To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).


         Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

         Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.


Compensation

         Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

         The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers;

o    Portfolio manager assistance in servicing clients; and

o    Portfolio manager contribution to new business development.


         Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.




         The following table provides the dollar range of securities beneficially owned by each portfolio manager for the fund which they manage.

As of December 31, 2006:


                                                                                                    Dollar range of fund securities
             Portfolio Manager                                 Fund Managed                                beneficially owned
-------------------------------------------- ------------------------------------------------- -------------------------------------
-------------------------------------------- ------------------------------------------------- -------------------------------------
             S. Kenneth Leech                              Global Income Trust                                    None
             Stephen A. Walsh                              Global Income Trust                                    None
           Detlev S. Schlichter                            Global Income Trust                                    None
             Gregory A. Peeke                              Global Income Trust                                    None
          Andres Sanchez-Balcazar                          Global Income Trust                                    None
            Charles F. Lovejoy                             International Equity                            $100,001- $500,000
             David W. Lazenby                                Emerging Markets                                     None




Code of Ethics


         The funds, LMFA, Batterymarch, Western Asset, Western Asset Ltd., and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must submit proposed transactions in Legg Mason funds for pre-clearance; must hold fund shares purchased for at least sixty days; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.


Proxy Voting

         As each fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.


     Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/funds/about/aboutlmf.asp#results or the SEC's Internet site at http://www.sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the fiscal years ended December 31, each fund's portfolio turnover rates were as follows:

----------------------------------- --------------------- ---------------------
          Fund                              2006                  2005
----------------------------------- --------------------- ---------------------
----------------------------------- --------------------- ---------------------
Global Income Trust *                       363%                  243%
----------------------------------- --------------------- ---------------------
----------------------------------- --------------------- ---------------------
International Equity                        111%                  118%
----------------------------------- --------------------- ---------------------
----------------------------------- --------------------- ---------------------
Emerging Market                             96%                   133%
----------------------------------- --------------------- ---------------------

         Variation in a fund's portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase or redemption orders or market conditions.


* Global Income Trust portfolio turnover increased due to inflated use of Mortgage TBA securities. These securities are frequently "rolled" into new positions.


         Under each Advisory Agreement and Sub-Advisory Agreement, each fund's adviser or sub-adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, each adviser or sub-adviser may give consideration to research, statistical and other services furnished by broker-dealers to that adviser or sub-adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each adviser or sub-adviser in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the adviser or sub-adviser from brokers executing orders for clients other than the funds may be used for the funds' benefit. Each adviser's or sub-adviser's fee is not reduced by reason of its receiving such brokerage and research services.

         Although Global Income Trust does not expect to purchase securities on a commission basis, each fund may use brokerage firms affiliated with a fund's investment adviser ("affiliate broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.

         For the following fiscal years ended December 31, the funds paid the following brokerage commissions:


----------------------------- ------------------------ ------------------------ ------------------------
       Fund                            2006                     2005                     2004
----------------------------- ------------------------ ------------------------ ------------------------
----------------------------- ------------------------ ------------------------ ------------------------
International Equity                 $1,047,694*               $621,574                 $483,750
------------------------------ ------------------------ ------------------------ ------------------------
------------------------------ ------------------------ ------------------------ ------------------------
Emerging Markets                    $1,376,068**              $1,191,659               $1,022,329
------------------------------ ------------------------ ------------------------ ------------------------

* The increase in commissions paid by International Equity during the fiscal year relative to the prior years was due primarily to an increase in the in the fund's size.

** The increase in commissions paid by Emerging Markets during the past fiscal year relative to the prior years was due primarily to an increase in the fund's size.

         For the following fiscal years ended December 31, Global Income Trust paid the following commissions to broker-dealers who acted as agents in executing options and futures trades:

------------------------- --------------------------- --------------------------
         2006                          2005                        2004
------------------------- --------------------------- --------------------------
------------------------- --------------------------- --------------------------
        $5,955                        $4,565                      $9,670
------------------------- --------------------------- --------------------------

         For the fiscal years ended December 31, 2006, 2005 and 2004, no affiliated brokers received brokerage commissions from the funds.


         Except as permitted by SEC rules or orders, each fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that each fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

         Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement and Sub-Advisory Agreement expressly provides such consent.


         Of the broker-dealers regularly used by Emerging Markets Trust and International Equity Trust during the fiscal year ended December 31, 2006, each fund owned securities of such broker-dealers or their parent companies as of that date as follows:

         Emerging Markets Trust

-------------------------------------------------- -----------------------------
                Name                                      Market Value
-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------
  Banco Itau Holdings Financeira SA                        $2,385,443
-------------------------------------------------- -----------------------------
-------------------------------------------------- -----------------------------
       Samsung Securities Co.                              $1,739,065
-------------------------------------------------- -----------------------------

         International Equity Trust

-------------------------------- -------------------------------------

         Name                                     Market Value
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
   BNP Paribas S.A.                                $9,067,386
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
   Societe Generale                                $5,828,548
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
     ING Groep NV                                  $5,743,911
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
   Deutsche Bank AG                                $4,740,125
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
 ABN AMRO Holding N.V.                             $4,350,532
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
  Macquarie Bank Ltd.                              $2,621,645
-------------------------------- -------------------------------------
-------------------------------- -------------------------------------
        UBS AG                                     $1,370,554
-------------------------------- -------------------------------------



         Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, Batterymarch, Western Asset or Western Asset Ltd. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.



                             THE FUNDS' DISTRIBUTOR

         LMIS acts as distributor of the funds' shares pursuant to separate Distribution Agreements with each fund. Except as noted in the Prospectus, the Corporation's shares are distributed in a continuous offering. Each Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense) and for supplementary sales literature and advertising costs.

         Under each Distribution Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated, or until the right is withdrawn in writing by LMIS.


         Each fund has adopted a Distribution and Services Plan for Primary Class shares ("Primary Class Plans"). International Equity and Emerging Markets have each adopted a Distribution and Services Plan for Financial Intermediary Class shares ("Financial Intermediary Class Plans") and International Equity has adpoted a Distribution and Services Plan for Class R shares ("Class R Plan"), each a "Plan" which, among other things, permits a fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares, Financial Intermediary Class shares and Class R shares, and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Primary Class Plans, the aggregate fees may not exceed an annual rate of each fund's average daily net assets attributable to Primary Class shares as follows: 0.75% for Global Income Trust, and 1.00% for International Equity and Emerging Markets. Under the Financial Intermediary Class Plans for International Equity and Emerging Markets, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each fund's average daily net assets attributable to Financial Intermediary Class shares. Under the Class R Plan for International Equity, the aggregate fees may not exceed an annual rate of 0.75% (currently limited by the Board to 0.50%) of the fund's average daily net assets attributable to Class R shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

         Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. Each Plan does not obligate a fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, a fund will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.


         The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the applicable fund, class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class, Financial Intermediary Class or Class R shareholders, as applicable, could offset the costs of each Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, as applicable, would be likely to maintain or increase the amount of compensation paid by that fund to LMFA.


         In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by a fund to LMIS under a Plan would increase that fund's level of expenses in the amount of such payments. Further, the directors recognized that LMFA and each fund's adviser and sub-adviser would earn greater management or advisory fees if a fund's assets were increased, because such fees are calculated as a percentage of a fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.


         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to each fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, as applicable, and to maintain and enhance the level of services they provide to a fund's respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by a fund in connection with its Plan. Furthermore, the investment management of a fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, LMIS receives from each fund an annual distribution fee equivalent to 0.50% (for Global Income Trust), 0.75% (for International Equity and Emerging Markets) of its average daily net assets attributable to Primary Class shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares in accordance with each Primary Class Plan. In accordance with each Financial Intermediary Class Plan, as compensation for its services and expenses, LMIS receives from each fund an annual distribution fee equivalent to a percentage of the fund's average daily net assets attributable to Financial Intermediary Class shares as follows: 0.15% for International Equity and 0.15% for Emerging Markets, and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Financial Intermediary Class shares in accordance with each Financial Intermediary Class Plan. The Board of Directors has currently approved payment of only 0.25% under the Financial Intermediary Class Plan. In accordance with the Class R Plan, as compensation for its services and expenses, LMIS is authorized to receive from International Equity an annual distribution fee equivalent to 0.50% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Class R shares. The Board of Directors has currently approved payment of only 0.50% under the Class R Plan. All distribution and service fees are calculated daily and paid monthly.

         For the fiscal year ended December 31, 2006, the funds paid distribution and/or service fees (prior to waiver), pursuant to the Plans from assets attributable to Primary Class shares as follows:


-------------------------------------------- -----------------------------------
Global Income Trust                                             $292,322
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
International Equity                                          $3,542,070
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Emerging Markets                                              $2,921,247
-------------------------------------------- -----------------------------------

         For the fiscal year ended December 31, 2006, the following distribution fees were waived by LMIS with respect to Primary Class shares:

----------------------------------------- -----------------------------------
Global Income Trust                                          $97,441
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
International Equity                                              $0
----------------------------------------- -----------------------------------
----------------------------------------- -----------------------------------
Emerging Markets                                            $219,091
----------------------------------------- -----------------------------------

         For the fiscal year ended December 31, 2006, distribution fees of $1 were paid by LMIS with respect to Class R shares of International Equity Trust. For the fiscal year ended December 31, 2006, no fees were waived by LMIS with respect to Class R shares of International Equity Trust.

         For the fiscal year ended December 31, 2006, distribution fees of $54,396 were paid by LMIS with respect to Financial Intermediary Class shares of International Equity Trust (prior of fees waived). For the fiscal year ended December 31, 2006, no fees were waived by LMIS with respect to Financial Intermediary Class shares of International Equity Trust.


         Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated with respect to a class of a fund by a vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of that fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.


         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to a Plan or any related agreement, shall provide to that fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to that Plan and the purposes for which the expenditures were made.

         For the fiscal year ended December 31, 2006, LMIS incurred the following expenses in connection with Primary Class share distribution and shareholder services:

------------------------------------------ ------------------------- ------------------------ -------------------------
                                                Global Income             International               Emerging
                                                                             Equity                   Markets
------------------------------------------ ------------------------- ------------------------ -------------------------
------------------------------------------ ------------------------- ------------------------ -------------------------
Compensation to sales personnel                      $291,000                  $3,334,000               $2,562,000
------------------------------------------ ------------------------- ------------------------ -------------------------
------------------------------------------ ------------------------- ------------------------ -------------------------
Advertising                                          $129,000                    $823,000                 $595,000
------------------------------------------ ------------------------- ------------------------ -------------------------
------------------------------------------ ------------------------- ------------------------ -------------------------
Printing and mailing of prospectuses                  $40,000                    $173,000                 $128,000
to prospective shareholders
------------------------------------------ ------------------------- ------------------------ -------------------------
------------------------------------------ ------------------------- ------------------------ -------------------------
Administration, overhead and                          $26,000                    $263,000                 $219,000
corporate training
------------------------------------------ ------------------------- ------------------------ -------------------------
------------------------------------------ ------------------------- ------------------------ -------------------------
Total expenses                                         $486,000                $4,593,000               $3,504,000
------------------------------------------ ------------------------- ------------------------ -------------------------


         For the year ended December 31, 2006, LMIS incurred the following expenses in connection with Financial Intermediary Class share distribution and shareholder services:

---------------------------------------------------------------------------------- ----------------------------
                                                                                          International
                                                                                             Equity
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
Compensation to sales personnel                                                                     $31,000
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
Advertising                                                                                         $51,000
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
Printing and mailing of prospectuses to prospective shareholders                                    $11,000
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
Administration, overhead and corporate training                                                     $18,000
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
Total expenses                                                                                     $111,000
---------------------------------------------------------------------------------- ----------------------------


         The foregoing are estimated and do not include all expenses fairly allocable to LMIS' or its affiliates' efforts to distribute Primary Class shares and Financial Intermediary Class shares.




                            CAPITAL STOCK INFORMATION


         The Articles of Incorporation of Global Trust authorize issuance of
2.15 billion shares of common stock, par value $.001 per share, and the creation of additional series, each of which may issue separate classes of shares. Each fund currently offers two classes of shares -- Primary Class and Institutional Class shares. International Equity and Emerging Markets also offer Financial Intermediary Class shares. In addition, International Equity offers Class R shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares.


         Each share in a fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the funds are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract and certain amendments to each plan of distribution pursuant to Rule 12b-1), at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.



                         THE CORPORATION'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT


         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the funds and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the funds assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from BFDS for its services a percentage of the per account fees the funds pay BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover a fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary and Institutional Class shareholders of the funds.

                         THE CORPORATION'S LEGAL COUNSEL


         Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as counsel to the Corporation.



         THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent registered public accounting firm to the Corporation.


                              FINANCIAL STATEMENTS

         The Annual Report to Shareholders for the fiscal year ended December 31, 2006, contains the funds' financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") Ratings:

Long-Term Debt Ratings

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

         Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

         Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

         C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

         Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

         Prime-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

         Not Prime - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's ("S&P") Ratings:

Long-Term Issue Credit Ratings

         AAA - An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - An obligation rated CC is currently highly vulnerable to nonpayment.

         C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         c - The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

         p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         * - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         r - The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. - Not rated.

Commercial Paper

         A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

         A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.


5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


         LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

                                [GRAPHIC OMITTED]

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.


                      PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION


Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.


If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.


If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).


If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.


WHEN BATTERYMARCH MAY NOT VOTE


Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.


ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

         By mail

         Batterymarch Financial Management, Inc.

         Attention: Compliance Department

         John Hancock Tower

         200 Clarendon Street, 49th Floor

         Boston, Massachusetts   02116

         USA

         By telephone

         (617) 266-8300

                                [GRAPHIC OMITTED]


                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                             PROXY VOTING PHILOSOPHY

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.


                             PROXY VOTING GUIDELINES

In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following attachments are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.


              Concise Summary of 2006 U.S. Proxy Voting Guidelines
                 Effective for meetings on or after Feb. 1, 2006
                              Updated Jan. 12, 2006


     1. Auditors
           Ratifying Auditors
           Vote FOR proposals to ratify auditors, unless:
o An auditor has a financial interest in or association with the company, and is therefore not independent;
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
o    Fees for non-audit services are excessive.

     2. Board of Directors
           Voting on Director Nominees in Uncontested Elections
           Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
o        Composition of the board and key board committees;
o        Attendance at board and committee meetings;
o        Corporate governance provisions and takeover activity;

o        Disclosures under Section 404 of the Sarbanes-Oxley Act;
o        Long-term company performance relative to a market and peer index;
o        Extent of the director's investment in the company;
o        Existence of related party transactions;
o        Whether the chairman is also serving as CEO;
o        Whether a retired CEO sits on the board;
o        Number of outside boards at which a director serves.
     WITHHOLD from individual directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
o        Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).
     WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares; o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
o        A Russell 3000 company underperformed its industry group
         (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.
     WITHHOLD from inside directors and affiliated outside directors when:
o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o        The full board is less than majority independent.
     WITHHOLD from the members of the Audit Committee if:
o        The non-audit fees paid to the auditor are excessive;
o A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
     WITHHOLD from the members of the Compensation Committee if:
o There is a negative correlation between chief executive pay and company performance;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

o        The company has poor compensation practices.
     WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

     Classification/Declassification of the Board
     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

     Independent Chair (Separate Chair/CEO)
     Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
o        Two-thirds independent board;
o        All-independent key committees;
o        Established governance guidelines;
o        The company does not under-perform its peers.

     Majority Vote Shareholder Proposals
     Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
     Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
o At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election: Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
o An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.
 In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

           3. Proxy Contests
     Voting for Director Nominees in Contested Elections
     Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
o Long-term financial performance of the target company relative to its industry;

o        Management's track record;
o        Background to the proxy contest;
o        Qualifications of director nominees (both slates);
o Strategic plan of dissident slate and quality of critique against management;
o        Likelihood that the proposed goals and objectives can be achieved
         (both slates);
o        Stock ownership positions.

     Reimbursing Proxy Solicitation Expenses
     Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

     4. Takeover Defenses
     Poison Pills
     Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
o        Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
  Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
o        No lower than a 20 percent trigger, flip-in or flip-over;
o        A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

     Supermajority Vote Requirements
     Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

     5. Mergers and Corporate Restructurings
     For mergers and acquisitions, evaluate the proposed transaction based on these factors:
o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? o Market reaction - How has the market responded to the proposed deal?
o Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
o Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
o Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?
6.       State of Incorporation Reincorporation Proposals
           Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7.       Capital Structure Common Stock Authorization
           Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

            Issue Stock for Use with Rights Plan
           Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

           Preferred Stock
           Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

           Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8.       Executive and Director Compensation Equity
           Compensation Plans

     Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
o        The total cost of the company's equity plans is unreasonable;
o The plan expressly permits the repricing of stock options without prior shareholder approval;
o        There is a disconnect between CEO pay and the company's performance;
o The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
o        The plan is a vehicle for poor pay practices.

     Director Compensation
     Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
     Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:
o Stock ownership guidelines with a minimum of three times the annual cash retainer.
o        Vesting schedule or mandatory holding/deferral period:
         - A minimum vesting of three years for stock options or restricted stock; or
         - Deferred stock payable at the end of a three-year deferral period.
o A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
o        No retirement/benefits and perquisites for non-employee directors; and
o A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

    Disclosure of CEO Compensation-Tally Sheet
    Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

           Employee Stock Purchase Plans--Qualified Plans
           Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
o Purchase price is at least 85 percent of fair market value; Offering period is 27 months or less; and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

           Employee Stock Purchase Plans--Non-Qualified Plans
           Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

o Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
o Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
o No discount on the stock price on the date of purchase since there is a company matching contribution.

           Option Exchange Programs/Re-pricing Options
           Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

           Severance Agreements for Executives/Golden Parachutes
           Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
o        A trigger beyond the control of management;
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
o Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

           9. Corporate Responsibility
           Animal Rights
           Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
o The company is conducting animal testing programs that are unnecessary or not required by regulation;
o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
o The company has been the subject of recent, significant controversy related to its testing programs. Generally vote FOR proposals seeking a report on the company's animal welfare standards.

           Drug Pricing and Re-importation
           Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
o        The existing level of disclosure on pricing policies;
o        Deviation from established industry pricing norms;
o The company's existing initiatives to provide its products to needy consumers; Whether the proposal focuses on specific products or geographic regions. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

           Genetically Modified Foods
           Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

           Tobacco
           Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

           Toxic Chemicals
           Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

           Arctic National Wildlife Refuge
           Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
o New legislation is adopted allowing development and drilling in the ANWR region;
o        The company intends to pursue operations in the ANWR; and
o The company has not disclosed an environmental risk report for its ANWR operations.

           Concentrated Area Feeding Operations (CAFOs)
           Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
o        The company does not directly source from CAFOs.

           Global Warming and Kyoto Protocol Compliance
           Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

           Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
o        The company does not maintain operations in Kyoto signatory markets;
o The company already evaluates and substantially discloses such information; or, Greenhouse gas emissions do not significantly impact the company's core businesses.
           Political Contributions Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

           Link Executive Compensation to Social Performance
           Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

           Outsourcing/Offshoring
           Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

           Human Rights Reports
           Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

           10. Mutual Fund Proxies
           Election of Directors
           Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

           Converting Closed-end Fund to Open-end Fund
           Vote CASE-BY-CASE on conversion proposals, considering the following factors:
o        Past performance as a closed-end fund;
o        Market in which the fund invests;
o        Measures taken by the board to address the discount; and
o Past shareholder activism, board activity, and votes on related proposals.

           Establish Director Ownership Requirement
           Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

           Reimburse Shareholder for Expenses Incurred
           Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

           Terminate the Investment Advisor
           Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
o        Performance of the fund's net asset value;
o        The fund's history of shareholder relations;
o        The performance of other funds under the advisor's management.

2006 Concise Global Proxy Voting Guidelines
Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
o there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o        the auditors are being changed without explanation; or
o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o questions exist concerning any of the statutory auditors being appointed; or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o        the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless: o Adequate disclosure has not been met in a timely fashion;
o        There are clear concerns over questionable finances or restatements;
o        There have been questionable transactions with conflicts of interest;
o        There are any records of abuses against minority shareholder interests;
         and
o        The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry. Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o        legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
o        clear evidence of past abuse of the authority is available; or
o        the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o the company's structure following the acquisition or merger does not reflect corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                        Western Asset Management Company
                               Proxy Voting Policy

------------------------- ----------------------------------------------------------------------------------------
Procedure:                     Proxy Voting
------------------------- ----------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------
Departments Impacted:          Investment Management, Compliance, Investment Support, Client Services
------------------------- ----------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------
References:                    Western Asset Compliance Manual -Section R Proxy Voting
                               Investment Advisers Act Rule 206(4)-6 and Rule 204-2
                               ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
------------------------- ----------------------------------------------------------------------------------------
------------------------- ----------------------------------------------------------------------------------------
Effective:                     August 1, 2003
------------------------- ----------------------------------------------------------------------------------------

                                   Background

         Western Asset Management Company ("Western Asset") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

         In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

                                     Policy

         Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                   Procedures

Responsibility and Oversight

         The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

         Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

         Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

         Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.                Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

         Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

         Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.                A copy of Western Asset's policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

e.                A proxy log including:
                1. Issuer name;
                2. Exchange ticker symbol of the issuer's shares to be voted;
                3. Council on Uniform Securities Identification Procedures
                   ("CUSIP") number for the shares to be voted;
                4. A brief identification of the matter voted on;
                5. Whether the matter was proposed by the issuer or by a
                   shareholder of the issuer;
                6. Whether a vote was cast on the matter;
                7. A record of how the vote was cast; and
                8. Whether the vote was cast for or against the recommendation of the issuer's management team.

                  Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

         Western Asset's proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

         All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                Voting Guidelines

         Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

         Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.       Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:
1. Matters relating to the Board of Directors

                  Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

                a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

                b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

                c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

                d. Votes are cast on a case-by-case basis in contested elections of directors.

2.                         Matters relating to Executive Compensation

                  Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
                a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

                b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

                c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

                d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.                         Matters relating to Capitalization

                  The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

                a. Western Asset votes for proposals relating to the authorization of additional common stock.

                b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

                c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

     Western Asset votes these issues on a case-by-case basis on board-approved transactions.
5.       Matters relating to Anti-Takeover Measures

                  Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

                a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

                b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.       Other Business Matters

                  Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

                a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

                b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals
         SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

        1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

        2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

        3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.              Voting Shares of Investment Companies
         Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
        1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

        2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.               Voting Shares of Foreign Issuers
         In the event Western Asset is required to vote on securities held in foreign issuers -- i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

        1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

        2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

        3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

        4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                          Legg Mason Global Trust, Inc.
Part C.  Other Information

Item 23.  Exhibits

         (a)      (i)      Articles of Incorporation (3)
                  (ii)     Articles Supplementary filed August 1, 1994 (7)
                  (iii)    Articles Supplementary dated November 4, 1994 (3)
                  (iv)     Articles of Amendment filed April 11, 1995 (3)
                  (v)      Articles Supplementary dated February 15, 1996 (3)
                  (vi)     Articles of Amendment dated June 6, 1996 (3)
                  (vii)    Articles of Amendment dated June 30, 1999 (5)
                  (viii)   Articles of Amendment dated September 14, 1999 (6)
                  (ix)     Articles of Amendment filed December 11, 2000 (7)
                  (x)      Articles of Amendment filed January 31, 2001 (7)
                  (xi)     Articles of Amendment filed September 24, 2001 (9)
                  (xii)    Articles Supplementary filed September 11, 2006 (17)

         (b)      Amended and Restated Bylaws dated August 8, 2002 (11)


         (c) Instruments defining the rights of security holders with respect to each series of Legg Mason Global Trust, Inc. are contained in the Articles of Incorporation, which are incorporated by reference to Exhibit (b) to Item 24 of Part C of Post-Effective Amendment No. 12 to the Registrant's Registration Statement (SEC File No. 33-56672) filed April 30, 1997, and subsequent amendments thereto, and in the Amended and Restated Bylaws, which are incorporated herein by reference to Exhibit (b) to Item 23 of Part C of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 21, 2003.

         (d)      (i)      Investment Advisory Agreement -- International Equity
                           Trust (1)
                  (ii)     Management Agreement -- International Equity Trust
                           (1)
                  (iii)    Amended Investment Advisory Agreement -- Global
                           Income Trust (3)
                  (iv)     (a) Investment Sub-Advisory Agreement -- Global
                               Income Trust (6)
                           (b) Sub-Administration Agreement -- Global Income
                               Trust (4)
                  (v)      Management Agreement -- Global Income Trust (1)
                  (vi)     Investment Advisory Agreement -- Emerging Markets
                           Trust (2)
                  (vii)    Management Agreement -- Emerging Markets Trust (2)

         (e)      Distribution Agreement - filed herewith
                  (i) Anti-Money Laundering Delegation Agreement dated November 3, 2006 (12)
                  (ii) Amendment No. 1 to the Distribution Agreement dated December 15, 2006 - filed herewith

         (f)      Bonus, profit sharing or pension plans -- none

         (g)      (i)     Custodian Contract (3)
                  (ii)    Amendment to Custodian Contract dated May 28, 1996 (3)
                  (iii)   Amendment to Custodian Contract dated July 1, 2001 (9)

         (h)      (i)     Transfer Agency and Service Agreement (3)
                  (ii)    Amendment to Transfer Agency and Service Agreement
                          dated November 1, 2001 (10)
                  (iii)   Amended and Restated Delegation Amendment to Transfer
                          Agency and Service Agreement dated October 2, 2006
                          (18)
                  (iv)    Fax-in Processing Instructions (18)
                  (v)     Cut-off Processing Instructions (18)

         (i)      Opinion and consent of counsel -filed herewith

         (j) Consent of Independent Registered Public Accounting Firm - filed herewith

         (k)      Financial statements omitted from Item 22 -- none

         (l)      Agreement for providing initial capital (3)

         (m)      Plan pursuant to Rule 12b-1
                  (i)     Global Income Trust - Primary Class Shares (7)
                      (a)  Amendment to the Primary Class Distribution Plan (15)
                  (ii)    International Equity Trust - Primary Class Shares (7)
                      (a) Amendment to the Primary Class Distribution Plan (15)
                  (iii) International Equity Trust - Financial Intermediary Class (8)
                      (a) Amendment to the Financial Intermediary Class
                          Distribution Plan (15)
                  (iv)    Emerging Markets Trust - Primary Class Shares (2)
                      (a) Amendment to the Primary Class Distribution Plan (15)
                  (v)     Emerging Markets Trust - Financial Intermediary Class
                          (8)
                      (a) Amendment to the Financial Intermediary Class
                          Distribution Plan (15)
                  (vi) International Equity Trust - Form of Class R Distribution Plan (16)

         (n)      Multiple Class Plan pursuant to Rule 18f-3
                  (i)     Global Income Trust (13)
                  (ii)    Form of International Equity Trust (16)
                  (iii)   Emerging Markets Trust (13)

         (p) Code of Ethics for the funds, their investment advisers, and their principal underwriter
                  (i) Legg Mason Funds, Legg Mason Investor Services, LLC and Legg Mason Fund Adviser (19)
                  (ii)    Western Asset Management Company (14)
                  (iii)   Western Asset Management Company Limited (14)
                  (iv)    Batterymarch Financial Management, Inc. (14)

(1) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed August 31, 1995.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed November 18, 1996.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 12 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 30, 1997.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 13 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 30, 1998.

(5) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed July 2, 1999.

(6) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 19 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 28, 2000.

(7) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 2, 2001.

(8) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 2, 2001.

(9) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 23 to the Registration Statement of Legg Mason Global Trust, Inc. SEC File No. 33-56672, filed April 10, 2002.

(10) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC file No. 2-62218, filed November 1, 2002.

(11) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Global Income Trust, Inc. SEC file No. 33-56672, filed February 21, 2003.

(12) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(13) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 25 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 18, 2004.

(14) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 28 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 29, 2005.

(15) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 31 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 27, 2006.

(16) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 32 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed July 14, 2006.

(17) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed September 15, 2006.

(18) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 17 to the registration statement of Legg Mason Light Street Trust, Inc., SEC File No. 333-61525, as filed on February 26, 2007.

(19) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 25 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 23, 2007.

Item 24.  Persons Controlled by or under Common Control with Registrant

         None

Item 25.  Indemnification

     This  item  is   incorporated  by  reference  to  Item  25  of  Part  C  of
Post-Effective Amendment No. 15 to the registration statement, SEC File No. 33-56672, filed April 30, 1999.

Item 26.  Business and Other Connections of Investment Adviser

         I. Legg Mason Fund Adviser, Inc. ("LMFA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.

Deepak Chowdhury           Vice President and Director, LMFA
                           Senior Vice President, Legg Mason, Inc.
                           Vice President and Director, Nova Scotia
                           Director, LMIC
                           Director, Barrett
                           Director, Bartlett
                           Director, Batterymarch
                           Director, Berkshire
                           Director, Brandywine Singapore
                           Director, LMAM Australia
                           Director, LMAM Japan
                           Director, LM Holdings
                           Director, LMH Australia
                           Director, LMH UK CEO and
                           Director, LMIE
                           Director, LMIE Hong Kong
                           Director, LMIE Singapore
                           Director, LMI Funds
                           Director, LMI Europe
                           Director, LMIH
                           Director, LMIH Hong Kong
                           Director, LMI Taiwan
                           Director, LMIH Taiwan
                           Director, LMIM
                           Director, LMMS Hong Kong
                           Director, LMS Japan
                           Chairman and Director, LM Poland
                           Chairman and Director, LM Poland II
                           Director, LM International Hldgs
                           Director, PCM I
                           Director, PCM II
                           Vice President, LMIS
                           Director, WAM Singapore

Mark R. Fetting            President, Chairman and Director, LMFA
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, LMFunds
                           Director, LMCM
                           Co-Managing Director, LMIS
                           Manager, Royce

Gregory T. Merz            Vice President and Secretary, LMFA
                           Vice President and Deputy General Counsel, Legg
                                Mason, Inc.




         II. Western Asset Management Company ("WAM") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain              Director, WAM
                           Manager, Brandywine
                           Director, Brandywine Singapore
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, Nova Scotia
                           Director, LMCM
                           Director, Barrett
                           Director, Bartlett
                           Director, Berkshire
                           Vice President, BMML
                           Director, LM Funding
                           Director, LM International Hldgs
                           Director, LM Properties
                           Director, LMRG
                           President, LMCRES
                           President and Director, LM Tower
                           Director, PCM I
                           Director, PCM II
                           Director, Permal
                           Manager, Royce
                           Director, WAMCL
                           Director, WAM Tokyo
                           Director, WAM Australia
                           Director, WAMCO Hldgs Ltd.
                           Director, WAM Singapore


James W. Hirschmann III    CEO and Director, WAM
                           Director, WAMCL

Gavin L. James             Director of Global Client Services, WAM
                           Senior Executive Officer, WAMCL



         III. Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

Deepak Chowdhury           Director, Batterymarch
                           Vice President and Director, LMFA
                           Senior Vice President, Legg Mason, Inc.
                           Vice President and Director, Nova Scotia
                           Director, LMIC
                           Director, Barrett
                           Director, Bartlett
                           Director, Berkshire
                           Director, Brandywine Singapore
                           Director, LMAM Australia
                           Director, LMAM Japan
                           Director, LM Holdings
                           Director, LMH Australia
                           Director, LMH UK
                           CEO and Director, LMIE
                           Director, LMIE Hong Kong
                           Director, LMIE Singapore

                           Director, LMI Funds
                           Director, LMI Europe
                           Director, LMIH
                           Director, LMIH Hong Kong
                           Director, LMI Taiwan
                           Director, LMIH Taiwan
                           Director, LMIM
                           Director, LMMS Hong Kong
                           Director, LMS Japan
                           Chairman and Director, LM Poland
                           Chairman and Director, LM Poland II
                           Director, LM International Hldgs
                           Director, PCM I
                           Director, PCM II
                           Vice President, LMIS
                           Director, WAM Singapore


William L. Elcock          CEO and Director, Batterymarch
                           Director, Batterymarch GP, LLC

Francis X. Tracy           President, Treasurer, Secretary and CFO, Batterymarch
                           Director, Batterymarch GP, LLC

Tania Zouikin              Chairman, Batterymarch
                           Director, Batterymarch GP, LLC

         IV. Western Asset Management Company Limited ("WAMCL") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of WAMCL have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain              Director, WAMCL
                           Manager, Brandywine
                           Director, Brandywine Singapore
                           Senior Executive Vice President, Legg Mason, Inc.
                           Director, Nova Scotia
                           Director, LMCM
                           Director, Barrett
                           Director, Bartlett
                           Director, Berkshire
                           Vice President, BMML
                           Director, LM Funding
                           Director, LM International Hldgs
                           Director, LM Properties
                           Director, LMRG
                           President, LMCRES
                           President and Director, LM Tower
                           Director, PCM I
                           Director, PCM II
                           Director, Permal
                           Manager, Royce
                           Director, WAM
                           Director, WAM Tokyo
                           Director, WAM Australia
                           Director, WAMCO Hldgs Ltd.
                           Director, WAM Singapore

James W. Hirschmann III    Director, WAMCL
                           Director, WAM

Gavin L. James             Senior Executive Officer, WAMCL
                           Director of Global Client Services, WAM



(3040692) Nova Scotia Company ("Nova Scotia")
1959 Upper Water Street
Ste. 800
Halifax, Nova Scotia B3J 2X2
Canada

Barrett Associates, Inc. ("Barrett")
565 Park Avenue
New York, NY  10017

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202-3896

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

Batterymarch GP, LLC
200 Clarendon Street
Boston, MA  02116

Berkshire Asset Management, Inc.  ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA  18701

BMML, Inc. ("BMML")
100 Light Street
Baltimore, MD 21202

Brandywine Global Investment Management, LLC ("Brandywine")
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. ("Brandywine Singapore") 36 Robinson House, #18
City House
Singapore

Legg Mason Asset Management Australia Limited ("LMAM Australia")
Level 13
120 Collins Street
Melbourne, Victoria 3000
Australia

Legg Mason Asset Management (Japan) Co., Ltd. ("LMAM Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc. ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Funding Corp. ("LM Funding")
100 Light Street
Baltimore, MD 21202

Legg Mason Holdings (Australia) Pty Ltd ("LMH Australia")
Level 1
224 Queens Street
Melbourne, Victoria
Australia

Legg Mason International Equities Limited ("LMIE")
10 Exchange Square
Primrose Street
London EC2A 2EN
England

Legg Mason International Equities (Hong Kong) Limited ("LMIE Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason International Equities (Singapore) Pte. Limited ("LMIE Singapore") 1 George Street #23-01
Singapore 049145

Legg Mason Investment Funds Limited ("LMI Funds")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments (Europe) Limited ("LMI Europe")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments Holdings Limited ("LMIH")
75 King William Street
London EC4N 7BE
England

Legg Mason Investments (Hong Kong) Limited ("LMIH Hong Kong")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments (Taiwan) Limited ("LMI Taiwan")
Suite E, 55F, Taipei 101 Tower
7 Xin Yi Road, Section 5
Taipei, 110, Taiwan, R.O.C.


Legg Mason Investments (Taiwan) Holdings Limited ("LMIH Taiwan")
20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Investments Management Services Limited ("LMIM")
75 King William Street
London EC4N 7BE
England

Legg Mason Management Services (Hong Kong) Limited ("LMMS Hong Kong") 20/F., Three Exchange Square
8 Connaught Place, Central
Hong Kong

Legg Mason Properties, Inc. ("LM Properties")
5955 Carnegie Boulevard, Suite 200
Charlotte, NC 28209

Legg Mason Commercial Real Estate Services, Inc.
("LMCRES") 100 Light Street Baltimore, MD 21203

Legg Mason Securities  (Japan) Co., Ltd. ("LMS Japan")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Legg Mason Realty Group, Inc. ("LMRG")
100 Light Street
Baltimore, MD 21202

Legg Mason Tower, Inc. ("LM Tower")
100 Light Street
Baltimore, MD 21202

Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna ("LM Poland") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason (UK) Holdings PLC ("LMH UK")
75 King William Street
London EC4N 7BE
England

Legg Mason Zarzadzanie Aktywami Spolka Akcyjna ("LM Poland II") ul. Traugutta 7/9
00-067 Warszawa
POLAND

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC ("LMIS")
100 Light Street
P.O. Box 1476 Baltimore, MD 21203-1476

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

LM Holdings, Limited ("LM Holdings")
75 King William Street
London EC4N 7BE England

LM International Holdings (UK) Limited ("LM International Hldgs")
2 Serjeant's Inn
London EC2Y 1LT England

Permal Group Inc. ("Permal")
900 Third Avenue, 28th Floor
New York, NY 10022

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Blvd, 5th Floor
Naples, FL 34108

PCM Holdings II, Inc. ("PCM II")
8889 Pelican Blvd, 5th Floor
Naples, FL 34108

Royce & Associates, LLC ("Royce")
1414 Avenue of the Americas
New York, NY  10019

Western Asset Management Company  ("WAM")
385 East Colorado Boulevard
Pasadena, CA  91101

Western Asset Management Company Limited  ("WAMCL")
10 Exchange Square
Primrose Street
London  EC2A 2EN
England

Western Asset Management Company Ltd ("WAM Tokyo")
Ote Center Building
1-1-3 Otemachi Chiyoda-ku
Tokyo 100-0004
Japan

Western Asset Management Company Pty Ltd ("WAM Australia")
Level 13
120 Collins Street
GPO Box 507
Melbourne Victoria 3000
Australia

Western Asset Management (UK) Holdings Limited ("WAMCO Hldgs Ltd") 10 Exchange Square
Primrose Street
London EC2A 2EN
England

Western Asset Management Company Pte, Ltd ("WAM Singapore")
1 George Street, #23-01
Singapore 049145

Item 27.  Principal Underwriters

(a) Legg Mason Income Trust, Inc.; Legg Mason Investors Trust, Inc.; Legg Mason Growth Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Investment Trust, Inc.; Legg Mason Charles Street Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Legg Mason Partners Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios II; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Legg Mason Partners Capital Fund, Inc.; Legg Mason Partners Investors Value Fund, Inc.; Legg Mason Partners Series Funds, Inc.; High Income Opportunity Fund Inc.; Legg Mason Partners Variable Portfolios I; Barrett Opportunity Fund, Inc.; Western Asset 2008 Worldwide Government Term Trust; Western Asset High Income Fund, Inc.; Western Asset High Income Fund II, Inc.; Western Asset Emerging Markets Income Fund, Inc.; Western Asset Emerging Markets Income Fund II, Inc.; Western Asset Emerging Markets Floating Rate Fund, Inc.; Western Asset Global High Income Fund, Inc.; Western Asset Emerging Markets Debt Fund, Inc.; Legg Mason Partners Capital and Income Fund, Inc.; Western Asset Global Partners Income Fund, Inc.; Western Asset Municipal Partners Fund, Inc.; Western
     Asset Municipal Partners Fund II, Inc.; Western Asset Variable Rate Strategic Fund, Inc.; Western Asset Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Fund, Inc.; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III, Inc.; Legg Mason Partners Equity Funds; Western Asset Funds II, Inc.; Legg Mason Partners Massachusetts Municipals Fund; and various series of unit investment trusts.

     (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal                  Position and Offices               Positions and Offices
Business Address*                   with Underwriter - LMIS            with Registrant
-----------------------------------------------------------------------------------


Timothy C. Scheve                   Co-Managing Director                        None

Mark R. Fetting                     Co-Managing Director                        President and Director

Manoochehr Abbaei                   Vice President                              None

D.Stuart Bowers                     Vice President and                          None
                                    Director of Operations

Deepak Chowdhury                    Vice President                              None

W. Talbot Daley                     Vice President                              None



Mark E. Freemyer                    Vice President                              None
300 First Stamford Pl.
Stamford, CT 06902-6732

Thomas J. Hirschmann                Vice President                              None

Joseph LaRocque                     Vice President                              None

Theresa P. McGuire                  Vice President, Chief Financial             None
                                    Officer and Treasurer

Joel R. Sauber                      Vice President                              None
300 First Stamford Pl.
Stamford, CT 06902-6732

Kenneth D. Cieprisz                 Chief Compliance Officer                    None
399 Park Ave., 4th Floor
New York, NY 10022

Joseph M. Furey                     General Counsel and                         None
                                            Secretary


* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

(c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.



Item 28.  Location of Accounts and Records

   State Street Bank and Trust Company    and      Legg Mason Fund Adviser, Inc.
   P.O. Box 1713                                   100 Light Street
   Boston, Massachusetts  02105                    Baltimore, Maryland  21202

Item 29.  Management Services

           None

Item 30.  Undertaking
           None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Global Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 34 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 26th day of April, 2007.


                                                   LEGG MASON GLOBAL TRUST, INC.


                                                   By:  /s/ Mark R. Fetting
                                                     -----------------------
                                                            Mark R. Fetting
                                                            President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                   Title                                       Date

/s/ John F. Curley, Jr.*                    Chairman and Director                       April 25, 2007
John F. Curley, Jr.

/s/ Mark R. Fetting                         President (Principal Executive              April 25, 2007
Mark R. Fetting                             Officer) and Director

/s/ Ruby P. Hearn*                          Director                                    April 25, 2007
Ruby P. Hearn

/s/ Arnold L. Lehman*                       Director                                    April 25, 2007
Arnold L. Lehman

/s/ Robin J.W. Masters*                     Director                                    April 25, 2007
Robin J.W. Masters

/s/ Jill E. McGovern*                       Director                                    April 25, 2007
Jill E. McGovern

/s/ Arthur S. Mehlman*                      Director                                    April 25, 2007
Arthur S. Mehlman

/s/ G. Peter O'Brien*                       Director                                    April 25, 2007
G. Peter O'Brien

/s/ S. Ford Rowan*                          Director                                    April 25, 2007
S. Ford Rowan

/s/ Robert M. Tarola*                       Director                                    April 25, 2007
Robert M. Tarola

/s/ Marie K. Karpinski                      Vice President and Chief Financial          April 25, 2007
Marie K. Karpinski                          Officer (Principal Financial and
                                            Accounting  Officer)

* Signatures affixed by Richard M. Wachterman pursuant to Power of Attorney, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON GROWTH TRUST, INC.          LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ , ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                                      DATE

/s/ John F. Curley, Jr.                                        November 11, 2004
----------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                            November 11, 2004
----------------------------------------
Mark R. Fetting

/s/ Ruby P. Hearn                                              November 11, 2004
----------------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman                                           November 11, 2004
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                         November 11, 2004
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                           November 11, 2004
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                          November 11, 2004
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                         November 11, 2004
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                           November 11, 2004
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                              November 11, 2004
----------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                           November 11, 2004
----------------------------------------
Robert M. Tarola

                          Legg Mason Global Trust, Inc.

                         Post-Effective Amendment No. 34
                                    Exhibits


Exhibit (e)             Distribution Agreement
Exhibit (e)(ii)         Amendment No.1 to Distribution Agreement

Exhibit (i)             Opinion of Counsel

Exhibit (j)             Consent of Independent Registered Public Accounting Firm